UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _________ )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ACETO CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

ACETO CORPORATION

4 Tri Harbor Court

Port Washington, NY 11050

Tel. (516) 627-6000

October [__], 2015

Dear Fellow Shareholder:

I take pleasure in inviting each of you to attend Aceto Corporation’s annual meeting of shareholders to be held on [______], December [__], 2015 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York. This year, Aceto will continue to use the “notice and access” method of providing proxy materials to you via the Internet. On or about October [__], 2015, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which includes instructions regarding voting your shares and requesting a printed copy of our proxy materials.

Please use this opportunity to take part in our affairs by voting on the business to come before this meeting.

I look forward to seeing you at the annual meeting and thank you for your continued support.

Sincerely,

Salvatore Guccione
President and Chief Executive Officer

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ACETO CORPORATION

4 Tri Harbor Court

Port Washington, New York 11050

Tel. (516) 627-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aceto Corporation:

We hereby notify you that the annual meeting of shareholders of Aceto Corporation, a New York corporation (the “Company”), will be held on [______], December [__], 2015 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York, for the following purposes:

•	to elect seven directors to the board of directors to hold office for the following year and until their successors are elected;

•	to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 40,000,000 shares to 75,000,000 shares;

•	to hold an advisory vote on executive compensation;

•	to approve the Aceto Corporation 2015 Equity Participation Plan;

•	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2016; and

•	to transact any other business that may properly come before the meeting or any adjournment thereof.

This proxy statement is first being delivered to shareholders on or about October [__], 2015. The matters listed in this notice of meeting are described in the accompanying proxy statement. The Company’s board of directors (the “Board”) has fixed the close of business on October 22, 2015 as the record date for this year’s annual meeting. You must be a shareholder of record at that time to be entitled to notice of the annual meeting and to vote at the annual meeting.

Important notice regarding the availability of Proxy Materials: The proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 are available on the internet to the Company’s shareholders of record as of the close of business on October 22, 2015.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD.  ANY SHAREHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET.

By order of the board of directors,

Douglas Roth
Chief Financial Officer and Assistant Secretary

Port Washington, New York

October [__], 2015

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ACETO CORPORATION

4 Tri Harbor Court

PORT WASHINGTON, NEW YORK 11050

Tel. (516) 627-6000

PROXY STATEMENT

GENERAL INFORMATION

Information About Proxy Solicitation

This proxy statement is being furnished to holders of shares as of the record date of the common stock, $0.01 par value per share, of Aceto Corporation, a New York corporation (the “Company”), in connection with the Company’s annual meeting to be held on [______], December [__], 2015 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York. As used in this proxy statement, “Aceto,” “we,” “us,” and “our” refer to the Company. We made this proxy statement available to you because our Board is soliciting your proxy to vote your shares at the annual meeting and at any adjournment. This proxy statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (the “SEC”) and the NASDAQ Global Select Market, which information is designed to assist you in voting your shares. The purposes of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. At present, the Board knows of no other business that will come before the meeting.

This solicitation is made by the Company. We will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Proxy Statement. Proxies are being solicited by and on behalf of the Board. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained MacKenzie Partners, Inc. to aid in the solicitation of proxies for this year. We will pay MacKenzie Partners, Inc. fees of not more than $15,000 plus expense reimbursement for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact MacKenzie Partners at 800-322-2885 with any questions you may have regarding our proposals.

Information About Voting

Q:	Why am I receiving these materials?

A:	The Board has made these proxy materials available to you on the Internet or, upon your request, has delivered printed proxy materials to you, in connection with the Company’s annual meeting of shareholders, which will take place on December [__], 2015. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (the “Form 10-K”) is also included as part of the proxy materials.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	In accordance with the “notice and access” rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our Form 10-K to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may access and submit your proxy. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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Q:	How do I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to access the Notice of Annual Meeting, this Proxy Statement, your proxy and Form 10-K. The proxy materials will be available on the Internet starting on October [__], 2015, as described in the Notice. You will not receive a printed copy of these proxy materials unless you request them in accordance with the instructions provided in the Notice.

Q:	What items of business will be voted on at the annual meeting?

A:	The following matters will be voted on at the annual meeting:

•	to elect seven directors to the Board to hold office for the following year and until their successors are elected;

•	to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 40,000,000 shares to 75,000,000 shares;

•	to hold an advisory vote on executive compensation;

•	to approve the Aceto Corporation 2015 Equity Participation Plan;

•	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2016; and

•	to transact any other business that may properly come before the meeting or any adjournment thereof.

Q:	How does the Company’s board of directors recommend that I vote?

A:	The Board recommends that you vote:

•	FOR each of the nominees to the Board;

•	FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 40,000,000 shares to 75,000,000 shares;

•	FOR approval, on a non-binding basis, of the Company’s compensation of our named executive officers as described in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative disclosures contained in this proxy statement;

•	FOR the approval of the Aceto Corporation 2015 Equity Participation Plan; and

•	FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Q:	What shares can I vote?

A:	You may vote all shares owned by you as of the close of business on October 22, 2015, the record date. These shares include: (1) shares held directly in your name as a shareholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

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Q:	Can I vote my shares by filling out and returning the Notice?

A:	No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by (i) Internet, (ii) requesting and returning a paper proxy card or voting instruction card, or (iii) submitting a ballot in person at the meeting.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the shareholder of record and the Notice is being sent directly to you by the Company. As the shareholder of record, you have the right to grant your proxy directly to the Board or to vote in person at the meeting.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of those shares, which are said to be held in “street name,” and the Notice is being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. If you do not provide voting instructions to your broker or nominee, your votes will be treated as a “broker non-vote.”

Q:	What is a “broker non-vote”?

A:	Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange, such as the ratification of our independent accounting firm. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Q:	How can I attend the annual meeting?

A:	You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on October 22, 2015, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Eastern Standard Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the annual meeting?

A:	You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a “legal proxy” giving you the right to vote the shares.

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Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by revoking your proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically revoke your proxy or vote at the annual meeting. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. If you decide to revoke your proxy, you should send a written notice of revocation to Mr. Steven Rogers, General Counsel and Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

Q:	Who can help answer my questions?

A:	If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mr. Steven Rogers, General Counsel and Secretary, by mail to Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050 or by phone at 516-627-6000. Also, if you need additional copies of this proxy statement or voting materials, you should contact Mr. Rogers.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR all of the seven nominees or you may direct your vote to be WITHHELD with respect to one or more of the seven nominees. In the approval of the amendment to the Company’s Certificate of Incorporation, you may vote FOR approval of the amendment, AGAINST approval of the amendment or you may ABSTAIN from voting with respect to approval of the amendment. In the advisory vote on executive compensation, you may vote FOR, AGAINST, or you may ABSTAIN from voting with respect to the approval of the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement. In the approval of the Aceto Corporation 2015 Equity Participation Plan, you may vote FOR approval of the plan, AGAINST approval or you may ABSTAIN from voting with respect to approval of the plan. In the ratification of the Company’s independent registered public accounting firm, you may vote FOR ratification, AGAINST ratification or you may ABSTAIN from voting with respect to ratification. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card or vote over the Internet with no further instructions, your shares will be voted in accordance with the recommendations of the Board FOR all of the Company’s nominees, FOR approval of the amendment to the Company’s Certificate of Incorporation, FOR approval of the compensation of the named executive officers as described above, FOR the approval of the 2015 Equity Participation Plan, FOR ratification of the Company’s independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one-third of the Company’s shares of common stock outstanding on October 22, 2015 is necessary to constitute a quorum. For the purposes of determining a quorum, shares held by brokers or nominees from whom we receive a signed or electronically transmitted proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

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Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the seven persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, votes withheld and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes. For the vote on the amendment of the Company’s Certificate of Incorporation, the affirmative “FOR” vote of a majority of the outstanding shares of common stock is required for approval. For the advisory vote on executive compensation, for the approval of the Aceto Corporation 2015 Equity Participation Plan, for the for the ratification of the appointment of the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2016 and any other matters that might properly arise at the meeting, the affirmative “FOR” vote of a majority of the total votes cast on the proposal is required for approval. Accordingly, abstentions will have no effect on the advisory vote on executive compensation, on the approval of the Aceto Corporation 2015 Equity Participation Plan or on the ratification of the appointment of the Company’s independent registered public accounting firm, but will have the same effect as a vote “AGAINST” with respect to the amendment to the Company’s Certificate of Incorporation. Broker non-votes will have no effect on the advisory vote on executive compensation and the approval of the Aceto Corporation 2015 Equity Participation Plan and will have the same effect as a vote “AGAINST” with respect to the amendment to the Company’s Certificate of Incorporation. A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting for examination by any shareholder.

Q:	Why is the Company seeking approval of the amendment to the Certificate of Incorporation to increase the total number of authorized shares of common stock?

A:	The Company’s Certificate of Incorporation currently allows it to issue up to a combined total of 40,000,000 shares of common stock. As of the record date, we had [______] shares of common stock issued and outstanding. Further, [_____] shares of common stock are reserved for future issuance as of such date. We are seeking approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 40,000,000 to 75,000,000 in order to have additional shares of common stock available to issue for future general corporate purposes, including capital raising transactions, employee benefit plans, acquisitions and other corporate uses.

Q:	What will happen if the Company’s stockholders do not approve the amendment to the Certificate of Incorporation to increase the total number of authorized shares of common stock?

A:	If the Company’s stockholders do not approve the amendment to the Certificate of Incorporation to increase the total number of authorized shares of common stock, then the Company will not be able to increase the total number of authorized shares of common stock from 40,000,000 to 75,000,000 and, therefore, the Company will be limited in the number of authorized shares of common stock available for issuance.

Q:	What should I do if I receive more than one Notice?

A:	You may receive more than one Notice if you are a shareholder of record and hold shares in a brokerage account, if you hold your shares in more than one brokerage account, or if you are a shareholder of record and your shares are registered in more than one name. Please complete and return a proxy card or voting instruction card for each Notice that you receive.

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Q:	Where can I find the voting results of the annual meeting?

A:	Voting results will be announced at the annual meeting and are expected to be posted shortly after the meeting on our website at www.aceto.com. Voting results will also be reported in a Current Report on Form 8-K, which is expected to be filed with the SEC within four business days after the meeting.

Q:	What are the dissenters’ rights of appraisal?

A:	Pursuant to the applicable provisions of the Business Corporation Law of the State of New York, there are no dissenters’ rights of appraisal provided to the Company’s shareholders in connection with the proposals described in this proxy statement.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Salvatore Guccione, the Company’s President and Chief Executive Officer and Douglas Roth, the Company’s Chief Financial Officer and Assistant Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board.

Q:	What shares are entitled to be voted?

A:	Each share of the Company’s common stock issued and outstanding as of the close of business on October 22, 2015, the record date, is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote. On the record date, [________] shares of the Company’s common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:	May I propose actions for consideration at next year’s annual meeting of shareholders?

A:	You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the Secretary of the Company no later than June [__], 2016. Such proposals also will need to comply with SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

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PROPOSAL ONE

ELECTION OF DIRECTORS

THE NOMINEES

The Board is proposing a slate of directors that consists of seven directors.

The nominees and their ages, as of October 22, 2015 are set forth in the table below.

NAME	AGE	POSITION	DIRECTOR SINCE

Albert L. Eilender	72	Chairman	2000
Salvatore Guccione	53	President, Chief Executive Officer and Director	2011
Hans C. Noetzli (3) (4) (6)	74	Director	2002
William N. Britton (2) (5)	70	Director	2006
Natasha Giordano (1) (2)	55	Director	2011
Alan G. Levin (6) (7)	53	Director	2013
Dr. Daniel B. Yarosh (4)	61	Director	2014

(1)	This director was the chairperson of the compensation committee during fiscal 2015.
(2)	This director was a member of the audit & risk committee during fiscal 2015.
(3)	This director was designated the lead independent director during fiscal 2015.
(4)	This director was a member of the compensation committee during fiscal 2015.
(5)	This director was the chairman of the nominating and governance committee during fiscal 2015.
(6)	This director was a member of the nominating and governance committee during fiscal 2015.
(7)	This director was the chairman of the audit & risk committee during fiscal 2015.

It is the intention of the persons named in the proxy card to vote all shares of common stock for which they have been granted a proxy for the election of the nominees, each to serve as a director for a term of office of one year and until his or her successor shall have been duly elected. All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the Board does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the Board designates. The Board believes that it is in the best interests of the Company to elect the above-described nominees.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer. None of the Company’s officers or directors holds any directorships in any other public company. A majority of our board members are independent based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market.

Set forth below is the principal occupation and employment of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

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Albert L. Eilender. Mr. Eilender has been the Chairman of the Board since October 2009. He joined the Board in 2000, was the lead independent director from 2005 to September 2009 and served as Chief Executive Officer of the Company from September 2010 to January 2013. He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 35 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally. He has also served on the boards of numerous industry trade associations during his career. We believe that Mr. Eilender’s past 25 years of industry experience in executive management for operations within all three segments of Aceto’s business, as well as operations in North America, Europe and Asia, coupled with his experience in the areas of business consultation and mergers and acquisitions, and his service on the Board since 2000, give him the qualifications and skills to serve as one of our directors. In addition, as a director of Aceto he has demonstrated leadership within the Board and the ability to work effectively with management to create unity of effort.

Salvatore Guccione. Mr. Guccione is the Chief Executive Officer, President and Chief Operating Officer of Aceto. Mr. Guccione joined Aceto’s Board in May 2011 and in December 2011 was appointed President and Chief Operating Officer of the Company. In January 2013 he was also appointed Chief Executive Officer. Mr. Guccione was formerly an Operating Partner at Arsenal Capital Partners, a private equity investment firm based in New York. Prior to that, Mr. Guccione was the Chief Executive Officer and the Chief Financial Officer of WIL Research Laboratories from 2006 to 2009 and the Chief Financial Officer of International Specialty Products from 2004 to 2005. In addition, Mr. Guccione held various positions at Cambrex Corporation from 1995 to 2004, including Executive Vice President, Strategy and Chief Financial Officer. From 1987 to 1995, Mr. Guccione held various positions at International Specialty Products, including Vice President and General Manager, Personal Care and Director, Corporate Development. Mr. Guccione holds a Bachelor degree in Chemical Engineering from Lehigh University and an MBA in Finance from New York University's Stern School of Business. Mr. Guccione previously served on the board of directors of ReSearch Pharmaceutical Services, Inc., a privately held company, from November 2011 to September 2013. In addition, Mr. Guccione previously served on the boards of Royal Adhesives & Sealants Holdings and DG3 Holdings from 2010 to October 2011. We believe that Mr. Guccione’s twenty-seven years of investing and operating experience in the specialty chemicals and healthcare industries as well as his experience in planning, building and managing several specialty chemical and pharmaceutical/FDA-regulated businesses, active pharmaceutical ingredients, pharmaceutical research services and biotechnology products/services, gives him the qualifications and skills to serve as one of our directors.

Hans C. Noetzli. Mr. Noetzli is the former Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland. Mr. Noetzli holds a degree in Business Administration. He has more than 30 years of experience in the fine chemicals industry. Prior to his role as Chairman of Schweizerhall, Inc., he served in many executive functions of the Alusuisse-Lonza Group, among them as Chief Executive Officer of Lonza Inc. for 16 years and he was a member of the executive committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland. Mr. Noetzli also served on the Board of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations. Until April 2015, he was the Chairman of the Audit Committee of the Board of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients. In addition, Mr. Noetzli was a member of the Board of Synthetech, Inc., a fine chemicals company specializing in organic synthesis, biocatalysis and chiral technologies, from 2004 through 2010. We believe that Mr. Noetzli’s extensive experience in the fine chemicals industry, and executive-level experience, as well as the valuable business knowledge he brings regarding the issues facing a board of directors and his service on the Board of the Company since 2002, give him the qualifications and skills to serve as one of our directors. In addition, his broad international experience, coupled with his fluency in 3 languages, adds to the diversity of the Board.

William N. Britton. Mr. Britton is the sole owner of TD AIM, LLC, through which he is involved in a variety of activities surrounding financial consulting and private equity investing. Mr. Britton is also a Vice Chairman of P and E Capital, Inc., a management company involved in real estate. Previously, Mr. Britton was a Senior Vice President with JP Morgan Chase. He has over 30 years of commercial lending experience ranging from large syndicated financings with Fortune 500 companies to privately owned businesses, with significant experience in private equity related transactions, asset based lending arrangements, leasing and many other forms of secured lending. Mr. Britton is a former member of the Northeast Advisory Council of Opera Solutions, a private firm engaged in consulting. Mr. Britton is a former Vice President-Finance for the Boy Scouts of America (Manhattan Council) and is on the board of the Rutgers Business School. We believe that Mr. Britton’s finance and business consultation and executive-level management experience, as well as his service on the Board of the Company since 2006, give him the qualifications and skills to serve as one of our directors.

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Natasha Giordano. Ms. Giordano has been the Chief Executive Officer of ClearPoint Learning, Inc., since May 2015 and a director of ClearPoint since December 2009. ClearPoint provides interactive health education and learning solutions to leading life sciences companies. Ms. Giordano informed the Company that she submitted her resignation to ClearPoint effective November 14, 2015 and that she will become the President and Chief Executive Officer, and a director, of PLx Pharma Inc. on or before January 1, 2016. Prior to ClearPoint, Ms. Giordano served as the Chief Executive Officer of Healthcare Corporation of America through August 2014. From 2009 to August 2012, Ms. Giordano served as Chief Operating Officer and then Chief Executive Officer and President of Xanodyne Pharmaceuticals, Inc., a branded specialty pharmaceutical company. From 2000 to 2008, she served in various senior management positions at Cegedim Dendrite (formerly Dendrite International Inc.), including serving as President, Americas from 2007 to 2008. Earlier in her career, Ms. Giordano worked for nine years at Parke-Davis, a subsidiary of Warner Lambert. Ms. Giordano holds a Bachelor of Science degree in nursing from Wagner College. We believe that Ms. Giordano’s twenty plus years of senior leadership positions in the healthcare and pharmaceutical industry brings to our Board a vast amount of practical experience in general management, strategy, marketing, sales development, and compliance, which give her the qualifications and skills to serve as one of our directors.

Alan G. Levin. Mr. Levin served as Executive Vice President and Chief Financial Officer of Endo Health Solutions Inc. (Endo), a global specialty healthcare company, from June 2009 until September 2013. Prior to joining Endo, Mr. Levin worked with Texas Pacific Group, a leading private equity firm, and one of their start-up investments. Before that, he was Senior Vice President & Chief Financial Officer of Pfizer, Inc. where he worked for 20 years in a variety of executive positions of increasing responsibility, including Treasurer and Senior Vice President of Finance & Strategic Management for the company’s research and development organization. Mr. Levin received a bachelor’s degree from Princeton University and a master’s degree from New York University’s Stern School of Business. Mr. Levin is a certified public accountant. He is a member of the Advisory Board of Auven Therapeutics, a private equity fund, Diffusion Pharmaceuticals LLC, a development stage oncology company, and the Critical Path Institute, a non-profit collaboration between the Food and Drug Administration and pharmaceutical industry participants. We believe that Mr. Levin’s financial experience, including his prior positions as chief financial officer of Endo and Pfizer and executive-level experience in the pharmaceutical industry, as well as his experience in financial reporting, treasury and corporate finance, gives him the qualifications and skills to serve as one of our directors.

Dr. Daniel B. Yarosh. Dr. Daniel B. Yarosh, PhD is Chief Technology Advisor, Estee Lauder Companies, a manufacturer and marketer of skin care, makeup, fragrance and hair care products. From 2008 to 2014 he was Senior Vice President of Basic Science Research at Estee Lauder R&D. He founded and served as President and Chairman of Applied Genetics Inc. Dermatics, a biotech company focusing on DNA science for 23 years before selling it to Estee Lauder. Dr. Yarosh has a PhD degree in molecular biology, and was a National Science Foundation postdoctoral fellow at Brookhaven National Laboratories and Staff Fellow and Cancer Expert at the National Cancer Institute, National Institutes of Health in Bethesda, Maryland. He is active in the New York biotech community and many scientific and medical societies, including the American Academy of Dermatology. Dr. Yarosh is the author of over 100 scientific papers, two dozen patents, and the book “The New Science of Perfect Skin”. Dr. Yarosh is a volunteer board member of the Photomedicine Society, a medical professional non-profit society and is also a volunteer advisor to other professional scientific, medical and patient groups. Dr. Yarosh received a bachelor’s degree in biology from Macalester College and a PhD from the University of Arizona School of Medicine. Dr. Yarosh’s prior experience, including his executive and scientific research experience at Estee Lauder and his expertise in the biotech industry, gives him the qualifications and skills to serve as one of our directors.

INFORMATION ABOUT THE COMPANY’S COMMITTEES

Board Leadership Structure and Role in Risk Oversight

Since January 2, 2013, Salvatore Guccione has served as our Chief Executive Officer, President and Chief Operating Officer. As Chief Executive Officer, Mr. Guccione assumes leadership for all aspects of Aceto Corporation’s operations. He concentrates on strategic issues, long range planning, acquisition activity and day-to-day operations. Albert L. Eilender, the Chairman of the Board, concentrates on strategic issues while continuing to coordinate the Board's agenda and investor relations. This structure is designed to sharpen the focus on all aspects of the Company's business. Hans C. Noetzli is currently our lead independent director. In that role, Mr. Noetzli serves as a liaison between the Chairman of the Board and the independent directors of the Board.

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The Board has an active role, directly and through the Board’s committee structure, in the oversight of the Company’s risk management efforts. The audit & risk committee assists the Board in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The committee oversees, reviews, monitors and assesses (including through regular reports by, and discussions with, management), the Company’s processes and policies for risk identification, risk assessment, reporting on risk, risk management and risk control (including with respect to risks arising from the Company’s compensation policies and practices and in connection with the business and operations of its subsidiaries), and the steps that management has taken to identify, assess, monitor, report on, manage and control risks. The committee also discusses with management the balancing of risk versus reward for the Company and areas of specific risk identified by management and/or the committee.

Audit & Risk Committee

The audit & risk committee is currently comprised of Alan G. Levin (Chairman), William N. Britton and Natasha Giordano. The audit & risk committee recommends to the Board the approval of the Company’s independent registered public accounting firm and reviews management actions in matters relating to audit functions. The committee reviews with the Company’s independent registered public accounting firm the scope and results of its audit engagement and the Company’s system of internal controls and procedures. The committee also reviews the effectiveness of procedures intended to prevent violations of laws. The committee also reviews, prior to publication, our quarterly earnings releases and reports to the SEC on Form 10-K and Form 10-Q. The report of the audit & risk committee for fiscal year 2015 can be found below.

The audit & risk committee has adopted a written policy for the pre-approval of audit, audit-related and non-audit services to be provided by the Company’s independent registered public accounting firm. In general, the Company’s independent registered public accounting firm cannot be engaged to provide any audit or non-audit services unless the engagement is pre-approved by the audit & risk committee in compliance with the Sarbanes-Oxley Act of 2002. Certain basic services may also be pre-approved by the Chairman of the audit & risk committee under the policy. However, any service that is not specifically pre-approved under the policy must be specifically pre-approved by audit & risk committee if it is to be provided by the independent registered public accounting firm.

The audit & risk committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, also meets with management and the auditors prior to the filing of officers’ certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

The audit & risk committee assists the Board in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The audit & risk committee discusses with the Company’s Senior Risk Officer, and other members of management responsible for managing risk, areas of specific risk identified by management and/or the Committee.

The Board has determined that all audit & risk committee members are independent under applicable SEC regulations, and based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. Our Board has determined that Mr. Levin and Mr. Britton qualify as an “audit committee financial expert” as that term is used in SEC regulations. The audit & risk committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

The audit & risk committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

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Nominating and Governance Committee

The nominating and governance committee is currently comprised of William N. Britton (Chairman), Hans C. Noetzli and Alan G. Levin, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. The nominating and governance committee addresses Board organizational issues and reviews the Company’s corporate governance framework. In addition, the nominating and governance committee searches for persons qualified to serve on the Board and monitors, assesses and makes recommendations to the Board annually with respect to the leadership structure of the Board. While the nominating and governance committee does not have a formal policy on diversity for members of the Board, the nominating and governance committee considers diversity of background, experience and qualifications in evaluating prospective Board members. The committee will evaluate the suitability of potential nominees for membership on the Board, taking into consideration the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors, and considering the qualifications and criteria established by the Board. In considering director candidates, the nominating and governance committee and the Board endeavor to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting and finance, knowledge of the industries in which the Company operates, strategic vision, knowledge of international markets, and other areas relevant to the Company’s business.

The nominating and governance committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

A shareholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that shareholder’s intent to make the nomination has been given to Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050, Attention, Secretary, with respect to an election to be held at an annual meeting of shareholders (A) not earlier than the close of business on the 120th day prior to the first anniversary of the date that our Proxy Statement is released to shareholders in connection with the previous year’s annual meeting of shareholders, and not later than the 90th day prior to such anniversary date, or (B) (i) if no annual meeting was held in the previous year or (ii) the date of the annual meeting has been changed by more than 30 calendar days from the date of the previous year’s annual meeting, then the deadline is not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made or (ii) if no annual meeting was held in the previous year, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

A shareholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder (E) certain other information set forth in our By-laws and (F) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected); and as to such shareholder giving notice (i) the name and address, as they appear on the Company’s books, of such shareholder, (ii) the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by such shareholder, (iii) any material interest of such shareholder in the election of the nominee, (iv) any other information that is required to be provided as set forth in the preceding paragraph and by such shareholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent of a shareholder proposal, and (v) such other information as is required by our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

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As described above, the Company’s By-laws contain provisions which address the process by which a shareholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of shareholders. The nominating and governance committee will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that is considered for a position on the Board.

Any shareholder nominee recommended by the nominating and governance committee and proposed by the Board for election at the next annual meeting of shareholders will be included in the company's proxy statement for that annual meeting.

Compensation Committee

The compensation committee is currently comprised of Natasha Giordano (Chairperson), Hans C. Noetzli, and Dr. Daniel B. Yarosh, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. The compensation committee conducts reviews of the compensation of the directors, Chief Executive Officer and other senior executive officers of the Company including evaluating and making recommendations to the Board concerning those officers’ benefits, bonus, incentive compensation, severance, equity-based compensation, and other forms of compensation provided by the Company. The compensation committee meets as it determines, but not less frequently than annually. The compensation committee may delegate a portion of its authority to a subcommittee or subcommittees. The compensation committee has the exclusive authority to retain any compensation consultants to be used to assist the committee in the evaluation and determination of the Company’s compensation for its Chief Executive Officer, other senior executive officers and directors.

The compensation committee operates under a formal charter that governs its duties and conduct and reviews the charter not less than every two years. The charter is published on the Company’s corporate website – www.aceto.com.

Compensation Consultant Role

Our compensation committee engaged Frederic W. Cook & Co. Inc. (Cook & Co.), an executive compensation consulting firm, during the fiscal year ended June 30, 2015 to conduct compensation benchmarking for our executive officers, as well as Board compensation analysis. In addition, the compensation committee utilized Cook & Co. to review our peer group. Our compensation committee directed Cook & Co. to provide it with the benefits of its industry experience after taking into account the specific needs and positioning of our Company. The compensation committee intends to continue to engage a compensation consulting firm to perform executive and director compensation studies as needed, but not less frequently than every three years in furtherance of insuring appropriate compensation for these groups.

While Cook & Co. provided data and advice regarding our compensation practices, it is our compensation committee that exercises autonomy when formulating and presenting recommendations to our Board regarding our compensation practices for our named executive officers and Board of Directors. Our compensation committee has assessed Cook & Co.’s independence pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Cook & Co. from independently advising the compensation committee.

Management’s Role in Establishing Our Executive Compensation

Our Chief Executive Officer plays an important role in assisting our compensation committee in establishing the compensation for our executive officers. Key aspects of this role include:

• suggesting to the compensation committee business performance targets and objectives;

• evaluating employee performance; and

• recommending salary and bonus levels and long-term incentive compensation.

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During this process, the compensation committee may ask our Chief Executive Officer, Chairman of the Board and other executive officers to provide guidance to the compensation committee regarding background information for our strategic objectives, an evaluation of the performance of our executive officers, and compensation recommendations as to the executive officers. Members of the compensation committee met informally with our Chief Executive Officer and Chairman of the Board throughout the year to discuss compensation matters and compensation policies in order to obtain insight regarding the day-to-day performance of each of our executive officers.

Board and Committee Meetings

During the Company’s fiscal year ended June 30, 2015, the Board held seven meetings and acted by unanimous written consent three times. Each director attended at least 75% of the board’s meetings and all of the meetings of the board committees on which he or she served.

At most scheduled meetings of the Board, the independent members of the Board met separately in executive session without management being present. A lead independent director elected by the independent directors is responsible for chairing such executive sessions. Currently, the lead independent director is Hans C. Noetzli.

During the Company’s fiscal year ended June 30, 2015, the compensation committee met ten times, the audit & risk committee met five times and the nominating and governance committee met seven times.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2014 annual meeting of shareholders.

Communications by our Shareholders to the Board

The Board recommends that shareholders direct to the Company’s secretary any communications intended for the Board. Shareholders can send communications by e-mail to srogers@aceto.com, by facsimile to (516) 627-6093, or by mail to Steven Rogers, Senior Vice President, General Counsel and Corporate Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The Board has instructed the secretary to forward shareholder correspondence only to the intended recipients, but the Board has also instructed the secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. Any such items may be forwarded elsewhere in the Company for review and possible response. The Company has adopted a Non-Retaliation Policy, or a whistleblower policy, which establishes procedures for submitting these types of concerns, either personally or anonymously through a toll free telephone “hotline” operated by an independent party. A copy of our Non-Retaliation Policy is available on our website at www.aceto.com.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with those responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis, for, a number of corporate governance standards and disclosure requirements. In addition, the NASDAQ Stock Market has corporate governance and listing requirements. The Board has initiated numerous actions consistent with these rules and will continue to monitor developments in the area of corporate governance regularly.

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Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics for all Aceto directors and employees that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required annually to affirm in writing their acceptance of the code. This Code of Business Conduct and Ethics is in accordance with NASDAQ Listing Rule 5610 and is published on the Company’s corporate website – www.aceto.com. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website, www.aceto.com.

Disclosure Committee

The Company has formed a disclosure committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto’s periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures. The disclosure committee operates under a formal charter that governs its duties and conduct. The charter is published on the Company’s corporate website – www.aceto.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Company's directors and certain officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities of Aceto. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended June 30, 2015.

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EXECUTIVE OFFICERS

The executive officers of Aceto, and their ages, as of October 22, 2015, are as follows:

Name	Age	Position
Salvatore Guccione	53	President and Chief Executive Officer
Douglas Roth	58	Senior Vice President and Chief Financial Officer
Albert L. Eilender	72	Chairman
Frank DeBenedittis	61	Senior Vice President, Corporate Business Development
Satish Srinivasan	46	President and Chief Operating Officer, Rising Pharmaceuticals, Inc. (“Rising”)
Charles J. Alaimo	49	Senior Vice President, Human Resources
Raymond Bartone	53	Senior Vice President, Nutritionals
Terry Kippley	51	Senior Vice President, Agricultural Protection Products
Carlos Restrepo	53	Senior Vice President, Performance Chemicals
Steven Rogers	54	Senior Vice President, General Counsel and Corporate Secretary
Nicholas Shackley	51	Senior Vice President, Pharmaceutical Ingredients

Salvatore Guccione. Mr. Guccione is the Chief Executive Officer, President and Chief Operating Officer of Aceto. Mr. Guccione joined Aceto’s Board in May 2011 and in December 2011 was appointed President and Chief Operating Officer of the Company. In January 2013 he was also appointed Chief Executive Officer. Mr. Guccione was formerly an Operating Partner at Arsenal Capital Partners, a private equity investment firm based in New York. Prior to that, Mr. Guccione was the Chief Executive Officer and the Chief Financial Officer of WIL Research Laboratories from 2006 to 2009 and the Chief Financial Officer of International Specialty Products from 2004 to 2005. In addition, Mr. Guccione held various positions at Cambrex Corporation from 1995 to 2004, including Executive Vice President, Strategy and Chief Financial Officer. From 1987 to 1995, Mr. Guccione held various positions at International Specialty Products, including Vice President and General Manager, Personal Care and Director, Corporate Development. Mr. Guccione holds a Bachelor degree in Chemical Engineering from Lehigh University and an MBA in Finance from New York University's Stern School of Business. Mr. Guccione previously served on the board of directors of ReSearch Pharmaceutical Services, Inc., a privately held company, from November 2011 to September 2013. In addition, Mr. Guccione previously served on the boards of Royal Adhesives & Sealants Holdings and DG3 Holdings from 2010 to October 2011.

Douglas Roth. Mr. Roth has been Senior Vice President and Chief Financial Officer since March, 2010 and had previously been Vice President and Chief Financial Officer since joining the Company in May, 2001. Prior to joining the Company, Mr. Roth was the Vice President and Chief Financial Officer of CitySprint 1-800 Deliver from September 1998 through April 2001. Mr. Roth holds a bachelor degree in accounting from the State University of New York at Oswego and an MBA in finance from Fordham University.

Albert L. Eilender. Mr. Eilender has been the Chairman of the Board since October 2009. He joined the Board in 2000, was the lead independent director from 2005 to September 2009 and served as Chief Executive Officer of the Company from September 2010 to January 2013. He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 35 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally. He has also served on the boards of numerous industry trade associations during his career.

Frank DeBenedittis. Mr. DeBenedittis has served as Senior Vice President, Corporate Business Development since August 2011 and International Senior Vice President, Active Pharmaceutical Ingredients since February 2011. Prior to that, Mr. DeBenedittis was Executive Vice President since January 2009 and Senior Vice President of the Company since 2001. Mr. DeBenedittis joined the Company in 1979 as a marketing assistant and held various positions within the Company including Assistant Product Manager, Product Manager, Assistant Vice President and Vice President. In addition, Mr. DeBenedittis currently serves on the board of directors of Rising Pharmaceuticals, Inc., a wholly owned subsidiary of the Company. Mr. DeBenedittis holds a B.A. in Chemistry from Stony Brook University.

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Satish Srinivasan. Mr. Srinivasan has been the President and COO of Rising since July 2013. Mr. Srinivasan has over twenty years of experience in the generic pharmaceutical industry, with Rising and, prior to Rising, with Orchid Chemicals & Pharmaceuticals Ltd (“OCP”). Over the years, he has held various business development, operating and management roles with OCP, serving most recently as the President and CEO of Orchid Pharma, Inc. and Orgenus Pharma Inc., the U.S. operating subsidiaries of OCP, a vertically integrated company spanning the entire pharmaceutical value chain from discovery to marketing. Mr. Srinivasan holds a Bachelor of Pharmaceutical Sciences Degree from the University of Bombay and a Masters of Science in Pharmacy Administration from the University of Illinois.

Charles J. Alaimo. Mr. Alaimo has been Senior Vice President, Human Resources of the Company since July 2012 and Vice President, Human Resources, since January 2011. Mr. Alaimo oversees the global human resources functions. Prior to joining the Company, from 2008 to 2011, Mr. Alaimo was Director, Global Human Resources for Coby Electronics where he oversaw all human resources activities for this private consumer electronics company. From 2004 to 2007, he was Director, Human Resources and General Affairs for TDK Electronics Corporation. Mr. Alaimo also served as Regional Manager, Human Resources for Group One Trading, LP, a private, derivatives trading firm, from 2000 to 2004. Mr. Alaimo earned his B.B.A. in Human Resources Management from Baruch College in 1989 and a M.S. in Industrial and Labor Relations from Baruch College in 2005.

Raymond Bartone. Mr. Bartone has been Senior Vice President, Nutritionals since July 2012 and International Vice President, Nutritionals since July 2005. Mr. Bartone joined the Company in 1991 as a sales representative and held various positions within the Company including Assistant Product Manager, Product Manager, Assistant Vice President and Vice President. Mr. Bartone holds a B.A. in Chemistry from Manhattanville College and a M.S. in Chemical Engineering from Manhattan College.

Terry Kippley. Mr. Kippley has been Senior Vice President, Agricultural Protection Products since July 2012.  Mr. Kippley joined the Company in June 2004 as Global Business Development Manager – Agrochemicals and has held various positions within the Company including Assistant Vice President, Aceto Agricultural Chemicals Corp. and Vice President, Agricultural Protection Products.  Mr. Kippley holds a B.S. in Agricultural Economics from the University of Wisconsin and an MBA from Loyola University-Chicago.

Carlos Restrepo. Mr. Restrepo has been Senior Vice President, Performance Chemicals since February 2014. Prior to joining Aceto, he spent eighteen years at International Specialty Products (“ISP”), a specialty chemical manufacturer that is now part of Ashland Inc., where he most recently served as Vice President, Intermediates and Solvents. Prior to this role, Mr. Restrepo served successively as ISP’s Senior Vice President & General Manager, Industrial Chemicals and Elastomers and Vice President, Global Sales and Marketing, Industrial Chemicals. Earlier in his tenure at ISP, Mr. Restrepo directed its chemical businesses in Mexico and Singapore. Prior to ISP, Mr. Restrepo worked for ten years at Huntsman/Texaco Chemical and Dow Chemical in various sales, marketing and general management roles. Mr. Restrepo holds a Bachelor of Science degree in Chemical Engineering from the University of Maryland – College Park.

Steven Rogers. Mr. Rogers has been Senior Vice President, General Counsel and Corporate Secretary of the Company since October 2011 and Vice President, General Counsel and Corporate Secretary, since January 2011. Prior to joining the Company, Mr. Rogers was the General Counsel of Rising, certain assets of which the Company acquired in December 2010. Mr. Rogers oversees all legal and regulatory matters and provides legal counsel to the Company’s senior management and the Board. From 1986 to 1994, Mr. Rogers was a corporate litigator at Kelley Drye & Warren LLP. From 1994 to 1997, he was Associate General Counsel/First Vice-President of PaineWebber, Inc. From 1997 to 2009, he served as General Counsel of LibertyView Capital Management, a SEC-registered investment adviser, owned by Credit Agricole and then Neuberger Berman, LLC, where he was responsible for all legal, compliance and regulatory matters and oversaw the research and risk departments. Mr. Rogers earned his J.D. from the Fordham University School of Law in 1986 and a B.A. in History from the State University of New York at Binghamton in 1983. He is a member of the New York and Connecticut State Bars, as well as various federal courts including the United States Supreme Court.

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Nicholas Shackley. Mr. Shackley joined Aceto in August 2011 as International Senior Vice President, Active Pharmaceutical Ingredients and became Senior Vice President, Pharmaceutical Ingredients in July 2012. Prior to joining Aceto, Mr. Shackley had a 25 year professional career starting in England with the former British company ICI Specialties. He then transferred to the USA and joined Zeneca Specialties which was the predecessor company of Avecia Inc for 8 years, primarily in executive sales and business development roles. In 2004 he joined Cambrex where he took leadership positions in Sales, Marketing & Business Development in both Pharma and Biopharma capacities. In 2008, Mr. Shackley joined BASF and had P&L responsibility for their Pharmaceutical Ingredients and Service Business Unit as their Vice President-North America. Mr. Shackley holds a Chemical Engineering degree from the Imperial College of London.

The executive officers of the Company are elected annually by the Board at its meeting held immediately after the annual meeting of shareholders and will hold office for one year and until their successors have been duly elected and qualified or until their earlier resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The primary objective of our compensation program is to provide competitive compensation and benefit plans that enable us to attract, motivate and retain highly qualified, experienced executives and reward them for performance that creates long-term shareholder value. We strive to reward our named executive officers fairly and competitively through a properly balanced mix of base salary, short-term and long-term incentives, benefits, career growth and development opportunities. We believe this mix drives company performance and assists with employee retention. Although the weighting of our compensation for our named executive officers favors salary and annual incentives, the compensation committee will continue to strive to enhance the long-term incentive compensation portion of our executive compensation. Historically, our compensation program has provided a strong balance of retention and ownership with a direct linkage to the Company’s strategic objectives, operating and shareholder performance.

Our named executive officers for our fiscal year ended June 30, 2015 were the following individuals:

Salvatore Guccione, President and Chief Executive Officer

Douglas Roth, Senior Vice President and Chief Financial Officer

Albert L. Eilender, Chairman

Frank DeBenedittis, Senior Vice President, Corporate Business Development

Satish Srinivasan, President and Chief Operating Officer of Rising

Our Compensation Philosophy and Objectives

Our executive compensation program is designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Consistent with those purposes, our compensation philosophy embodies the following principles:

• the compensation program should reward the achievement of our strategic initiatives and short-term and long-term operating and financial goals, and provide disincentives for underperformance;

• compensation should reflect differences in position and responsibility;

• compensation should be comprised of a mix of cash and equity-based compensation that aligns the short-term and long-term interests of our executives with those of our shareholders; and

• the compensation program should be understandable and transparent.

In structuring a compensation program that implements these principles, we have developed the following objectives for our executive compensation program:

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• overall compensation levels should be competitive and should be set at levels necessary to attract and retain talented leaders and motivate them to achieve superior results;

• a portion of total compensation should be contingent on, and variable with achievement of objective corporate performance goals;

• total compensation should be higher for individuals with greater responsibility and greater ability to influence achievement of our operating and financial goals and strategic initiatives;

• the number of different elements in our compensation program should be limited, and those elements should be effectively communicated to and understood by executives and shareholders; and

• compensation should be set at levels that promote a sense of equity among all employees and appropriate stewardship of corporate resources, while giving due regard to our industry and any premiums that may be necessary in order to attract top talent at the executive level.

Consideration of Last Year’s “Say on Pay” Advisory Vote

At last year’s annual meeting of shareholders, we held an advisory shareholder vote on executive compensation.  More than 96% of the shares that voted approved our executive compensation described in last year’s proxy statement. The compensation committee viewed the results of this vote as a strong indication that the Company’s shareholders support the compensation policies and practices of the Company.  Accordingly, the results of this vote did not affect the Company's executive compensation decisions and policies for our named executive officers during the fiscal year ended June 30, 2015.

Elements of Our Executive Compensation

Our executive compensation program has historically been comprised of base salary, performance-based annual cash incentives, long-term equity incentive awards and fringe benefits. These elements of compensation have been supplemented by benefit plans to which the Company contributes, including our 401(k) plan and our supplemental executive retirement plan, as well as life insurance premiums paid by the Company for employee life insurance policies. We look to the experience and judgment of our compensation committee to determine what it believes to be the appropriate mix of compensation elements for each executive. In allocating compensation among the various elements, the compensation committee considers many factors including market data, Company performance, individual performance, the impact of the executive’s position on the Company, individual past performance, experience in the position, any anticipated increase in the individual’s responsibilities, internal pay equity for comparable positions, and succession planning and retention strategies.

With the adoption of the Aceto Corporation 2010 Equity Participation Plan (the “2010 Plan”) in December 2010, our long-term incentive compensation component has been increased for our named executive officers, making a larger portion of their annual total direct compensation dependent on long-term stock appreciation and long-term company financial and operating performance. We have concluded that shifting some executive compensation to long-term incentive compensation will further align our named executive officers’ goals and interests with those of our shareholders and encourage long-term retention and operational and financial success.

Based upon the review with Cook & Co. in fiscal 2015, our compensation committee modified our peer group to increase the weighting on human health companies and less on weighting on specialty chemical companies. Our peer group companies as utilized for executive compensation planning and benchmark analyses purposes are: Albany Molecular Research Inc., American Vanguard Corp., Balchem Corp., Cambrex Corp., Impax Laboratories Inc., Innophos Holdings, Innospec Inc., Lannett Co. Inc., Lawson Products, The Medicines Company, Prestige Brand Holdings, Quaker Chemical Corp., Sagent Pharmaceuticals Inc. and Usana Health Sciences Inc. During fiscal 2015, our consultant conducted benchmarking review of our executive officers as well as a review of our compensation programs. The compensation committee’s benchmarking criteria for these purposes included comparisons of executive base salary compensation, performance awards, long term incentive compensation, total cash compensation (base salary plus annual performance awards), and total direct compensation (total cash compensation plus long-term incentive compensation) of our peer group. The consultant provided the compensation committee with general information regarding these criteria.

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Base Salary

We provide our named executive officers with base salary to provide them with a fixed base amount of compensation for services rendered during a fiscal year. We believe this is consistent with competitive practices and will help assure our retention of qualified leadership in those positions. We intend to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience, taking into consideration changes from time to time in the consumer price index and whether competitive adjustments are necessary to promote retention. Consideration also is given in each case to the historical results achieved by each executive and the Company during each executive’s tenure, to whether each executive is enhancing the team oriented nature of the executive group, the potential of each executive to achieve future success, and the scope of responsibilities and experience of each executive. In addition, evaluations are made regarding the competencies of each named executive officer that are considered essential to our success.

The compensation committee evaluated the historical performance of our executive officers and considered the compensation levels and programs within the peer group before it made its fiscal 2015 compensation recommendations to the full board. Cook & Co. completed an assessment during fiscal 2015 that reviewed the compensation program for our named executive officers regarding base pay, performance awards and long-term incentive compensation. The report indicated that the named executive officers were compensated essentially at or below the 50% percentile. The compensation committee recommended and the Board approved increases in base salaries of our executive officers averaging 3.5% for fiscal 2016.

Annual Performance Awards

We grant annual performance awards to encourage achievement of goals established for our short-term and long-term financial and operating results, and to reward our named executive officers for consistent performance in assisting us in achieving those goals. Pre-determined annual performance measures were utilized in connection with our performance awards for the fiscal year ended June 30, 2015.

For our fiscal year ended June 30, 2015, the annual performance award criteria for 80% of the awards payable under our Executive Award Plan established by our compensation committee, and approved by the Board, were based upon results obtained with respect to the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to Mr. Srinivasan who oversees our Rising segment, the performance-based objective bonus criteria also included results obtained with respect to sales and adjusted pre-tax income for the Rising business segment. For Messrs. Guccione, Roth, Eilender and DeBenedittis, the financial factors were weighted at 15% for company sales, 35% for company net income, 30% for company earnings per share and the individual performance goals (which are subjective in nature) were weighted at 20%. For Mr. Srinivasan, his annual performance award was based upon the weighting of 25% of Rising sales, 35% of Rising’s adjusted pre-tax income and 20% on consolidated earnings per share. Mr. Srinivasan’s annual performance award also included individual performance goals that represented 20% of his award. The specific performance-related financial factors at the minimum, target and maximum levels for the fiscal year ended June 30, 2015 were:

Performance Metric	Minimum	Target	Maximum	Actual Results
Company Sales	$435,661,500	$580,882,000	$726,102,500	$546,951,000
Company Net Income	$22,492,500	$29,990,000	$37,487,500	$32,541,000*
Company Earnings Per Share	$0.81	$1.08	$1.35	$1.11*

*Adjusted for certain charges including acquisition related costs and environmental remediation charge.

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The annual award percentages at the minimum, target and maximum levels for the fiscal year ended June 30, 2015 for each of the named executive officers were as follows:

Executive Officer	Minimum	Target	Maximum
Salvatore Guccione	32.5% of base salary	65% of base salary	130% of base salary
Douglas Roth	25% of base salary	50% of base salary	100% of base salary
Albert L. Eilender	30% of base salary	60% of base salary	120% of base salary
Frank DeBenedittis	17.5% of base salary	35% of base salary	70% of base salary
Satish Srinivasan	22.5% of base salary	45% of base salary	90% of base salary

The following describes the performance-based bonus criteria for each named executive officer:

Salvatore Guccione, President and Chief Executive Officer. Mr. Guccione’s 2015 annual performance award of $393,326 was based upon company sales, company net income and earnings per share, excluding certain charges including acquisition related costs and an environmental remediation charge. Mr. Guccione’s annual performance award was affected by his achievement of certain individual performance goals including overseeing the integration of PACK Pharmaceuticals, LLC (“PACK”) into the Rising business, as well as visiting each significant Aceto office to communicate the corporate vision of Aceto. Mr. Guccione received an additional $50,000 special performance award for the successful integration of PACK including the achievement of certain financial and operational milestones. In addition, Mr. Guccione received the special performance award for the settlement agreement with United Phosphorous Limited that occurred in October 2014.

Douglas Roth, Chief Financial Officer. Mr. Roth’s 2015 annual performance award of $190,226 was based upon the result of the Company’s performance including sales, net income and earnings per share, excluding certain charges. In addition to the Company’s financial performance, Mr. Roth’s annual performance award was affected by his achievement of certain individual performance goals including assisting the Board with certain strategic decisions, as well as risk management surrounding product liability related to finished dosage generics. Mr. Roth received an additional $30,000 special performance award for the successful integration of PACK into Rising’s business operations.

Albert L. Eilender, Chairman. Mr. Eilender’s 2015 annual performance award of $274,018 was based upon company sales and company net income, earnings per share, excluding certain charges. Mr. Eilender’s individual performance goals included overseeing the performance and integration of PACK and working with the Board and management to develop a five year business strategy and plan. Mr. Eilender received an additional $40,000 special performance award for receiving approval from the SEC to change Aceto’s SIC code from 5160, Wholesale – Chemicals and Allied Products, to 5122, Wholesale- Drugs, Proprietaries and Druggists' Sundries and approval from MSCI Inc. to change its Global Industry Classification Standard (GICS®) code to 35102010 (Health Care - Health Care Distributors) from 20107010 (Industrials - Trading Companies and Distributors).

Frank DeBenedittis, Senior Vice President, Corporate Business Development. Mr. DeBenedittis's annual performance award of $118,483 was based upon the result of the Company’s performance including sales, net income and earnings per share, excluding certain charges. In addition, the 2015 annual performance award was based upon individual performance goals tailored to Mr. DeBenedittis, including increasing activity with European teams and Rising management to identify business opportunities. Mr. DeBenedittis received an additional $20,000 special performance award for regulatory support and assistance with the avoidance of failure to supply scenario.

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Satish Srinivasan, President and Chief Operating Officer of Rising. Mr. Srinivasan’s annual performance award of $227,166 was based on Rising sales, Rising’s adjusted pre-tax income and on Aceto’s consolidated earnings per share excluding certain charges. In addition, the 2015 annual performance award was based upon individual performance goals tailored to Mr. Srinivasan, including the achievement of operational and financial objectives of PACK, in accordance with our internal acquisition model, as well as establishment of external funding models in connection with the expansion of Rising’s pipeline. Mr. Srinivasan received an additional $27,500 special performance award for the successful integration of PACK into Rising’s business operations.

The compensation committee recommended and the Board approved continued use of objective performance criteria to determine annual performance awards for the fiscal year ending June 30, 2016. The precise criteria that we will use to determine the annual performance award for our executive officers will vary depending on each officer’s specific responsibilities. In all cases, annual performance awards paid to any one individual cannot exceed two times the individual’s base salary.

Long-Term Incentive Compensation

Based upon the reviews by our compensation consultant in fiscal 2015 as well as in prior years, our compensation committee recommended that our compensation mix include a greater proportion of long-term incentive compensation. We continue to place increasing emphasis on compensation tied to the Company’s strategic objectives, long-term financial and operating performance. We believe that these incentives further align management’s interest with the interests of our shareholders.

For fiscal 2015, our compensation committee recommended and the Board approved, a three year long term incentive compensation program pursuant to the 2010 Plan consisting of restricted stock and performance-vested restricted stock units for our executive officers. The restricted stock awards vest over three years. Performance-vested restricted stock units will cliff vest 100% at the end of the third year following the grant upon the attainment of pre-tax income and total shareholder return performance goals relative to the Russell 2000 Index. The number of shares subject to the 2015 long term incentive awards is set forth in the table entitled “2015 Grants of Plan-Based Awards.”

Recoupment of Awards

Each performance award paid shall for a period of two years (or such longer period as the compensation committee may determine in its discretion) be subject, to forfeiture, cancelation and/or repayment to the Company if: (i) the payment of such award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria; (ii) in the compensation committee’s view, the participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company; and (iii) in the compensation committee’s view, a lesser payment (or no payment) of such award would have occurred based on a correct calculation or upon restated financial results or other performance criteria.

Other Compensation

Our U.S. executive officers may also participate in our 401(k) plan on the same terms as the rest of our eligible employees. We currently make a non-elective contribution on behalf of each of our participating employees equal to 3% of the participant’s eligible compensation, including base salary and bonus, up to a maximum of $260,000 of eligible compensation. We also have historically made discretionary contributions for each of our participating employees on an annual basis up to approximately 8% of the participant’s eligible compensation. Our participating employees are fully vested in both their salary deferrals and non-elective contributions, but Company discretionary contributions vest at the rate of 20% per year with 100% vesting after five years of participation.

We also maintain a supplemental executive retirement plan, commonly called a “SERP”. This plan is a non-qualified deferred compensation plan intended to provide executive officers with supplemental retirement benefits. Annual Company contributions to the SERP are fixed by the Board and vest at the rate of 20% per year of service over five consecutive years. In addition to Company contributions, participants can elect to defer some or all of their bonus compensation into their SERP account for the following year.

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Perquisites

We allow certain of our executive officers to use a Company automobile as a perquisite to enhance our compensation package and make it more attractive relative to our competition. The financial value of the personal use of a Company automobile for each of these executive officers for our fiscal year ended June 30, 2015 is set forth in footnote six to the All Other Compensation column of the Summary Compensation Table contained in this proxy statement.

Stock Ownership Requirements

In order to further align management’s interest with the interests of our shareholders, our compensation committee established, and the Board approved, stock ownership requirements for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers. These stock ownership requirements provide that our Chief Executive Officer must own shares of our common stock valued at three times his base salary and our Chief Financial Officer and our other three most highly compensated executive officers must own shares of our common stock valued at one and a quarter times their base salaries. As of the record date, the named executive officers have met their respective stock ownership requirements. The stock ownership program also includes as a guideline, but not a requirement, that all our other executive officers own shares of our common stock valued at one half times base salary by such date. Shares of our restricted stock that are granted but not yet vested count toward these stock ownership guidelines.

The stock ownership program also includes as a guideline, but not a requirement, that all non-employee directors achieve a level of ownership of our common stock, including restricted stock granted but not yet vested, valued at five times the annual cash retainer by January 2017.

Tax and Accounting Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1 million paid to named executive officers (other than our Chief Financial Officer) is not deductible unless it satisfies the exception for qualified performance-based compensation under Section 162(m). Our compensation committee and Board generally consider all current compensation paid to our named executive officers (other than base salary) to be performance-based, even though certain elements of our compensation may not satisfy the more limited exception for qualified performance-based compensation under Section 162(m). However, stock options awarded to our named executive officers are designed to qualify as qualified performance-based compensation under Section 162(m), as is the portion of annual bonuses tied to the achievement of financial targets under our Executive Performance Award Plan, which was approved by our shareholders at the 2012 annual meeting. None of the compensation we paid during fiscal 2015 was rendered nondeductible by virtue of Section 162(m). While the compensation committee will continue to consider the impact of Section 162(m) on our compensation program, it reserves the right to pay nondeductible compensation in the future if it determines that it is appropriate to do so. It is our policy to review all compensation plans and policies against tax, accounting, and SEC regulations, including Section 162(m), Internal Revenue Code Section 409A, and generally accepted accounting principles.

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COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for its last completed fiscal year.

Natasha Giordano (Chairperson)

Hans C. Noetzli

Dr. Daniel B. Yarosh

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the compensation of our named executive officers for the fiscal years ended June 30, 2015, June 30, 2014 and June 30, 2013. Except as set forth below, no other compensation was paid to these individuals during the years presented.

Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)		All Other Compen- sation ($)(6)	Total ($)

Salvatore Guccione	2015	$584,810	$-	$843,938	$-	$443,326	(5)	$100,592	$1,972,666
President and Chief Executive	2014	563,750	-	959,927	-	554,330	(5)	88,724	2,166,731
Officer	2013	487,038	-	235,692	-	445,145	(5)	78,834	1,246,709

Douglas Roth	2015	353,998	-	486,350	-	220,226	(5)	76,596	1,137,170
Chief Financial Officer	2014	341,250	-	458,987	-	259,754	(5)	72,798	1,132,789
	2013	325,500	-	135,531	-	183,364	(5)	54,840	699,235

Albert L. Eilender	2015	425,000	-	745,999	-	314,018		64,728	1,549,745
Chairman	2014	425,000	-	696,232	-	429,014		63,976	1,614,222
	2013	576,594	-	288,150	-	521,068		79,581	1,465,393

Frank DeBenedittis	2015	314,987	-	297,825	-	138,483		49,974	801,269
Senior Vice President	2014	304,375	-	278,131	-	127,343		45,718	755,567
	2013	293,168	-	77,368	-	244,482		51,977	666,995

Satish Srinivasan	2015	388,074	-	249,416	-	254,666		63,509	955,665
President and COO of Rising	2014	338,462	-	308,788	-	201,678		52,229	901,157

(1)  Bonuses paid during 2015, 2014 and 2013 pursuant to the Company’s bonus plan are reflected under the column entitled “Non-Equity Incentive Plan Compensation.”  The Company did not pay discretionary bonuses during 2015, 2014 and 2013; all bonuses were performance-based.

(2)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards and restricted stock units granted during the year computed in accordance with generally accepted accounting principles.

(3)  There were no stock options granted during fiscal 2015, 2014 or 2013.

(4)   Reflects cash bonuses under the Company’s bonus plan. Bonuses listed for a particular year represent bonuses earned with respect to such year even though the bonuses were paid during the first quarter of the subsequent year.

(5)  The bonus amount for Mr. Roth includes $19,027, $15,975 and, $18,336 of restricted stock, which was received by Mr. Roth in lieu of a portion of his bonus for fiscal years 2015, 2014 and 2013, respectively. The bonus amount for Mr. Guccione includes $39,338, $40,433 and $37,015 of restricted stock, which was received by Mr. Guccione in lieu of a portion of his bonus for fiscal years 2015, 2014 and 2013.

(6)  All Other Compensation consists of the personal use of a Company owned automobile, contributions to retirement plans, and compensation recognized from the issuance of premium shares of restricted stock, as described in footnote 7, as follows:

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Name	Year	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Issuance of premium shares of restricted stock ($) (7)	Total Other Compensation ($)

S. Guccione	2015	$15,054	$72,469	$13,069	$100,592
	2014	13,962	74,762	-	88,724
	2013	13,371	65,463	-	78,834

D. Roth	2015	9,869	49,773	16,954	76,596
	2014	8,905	48,908	14,985	72,798
	2013	8,285	44,297	2,258	54,840

A. Eilender	2015	6,715	58,013	-	64,728
	2014	2,418	61,558	-	63,976
	2013	5,841	73,740	-	79,581

F. DeBenedittis	2015	6,238	43,736	-	49,974
	2014	5,274	40,444	-	45,718
	2013	6,241	45,736	-	51,977

S. Srinivasan	2015	10,310	53,199	-	63,509
	2014	6,364	45,865	-	52,229

(7)  Eligible employees have the right to purchase restricted stock with a portion of their annual bonus (up to 20%). Each restricted stock purchase is entitled to a premium equal to 25% of the number of shares of the purchase, paid on the third anniversary of the purchase, only if the employee is still employed with the Company.

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2015 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Salvatore Guccione	07/01/14	$190,063	$380,127	$760,253	18,000	24,000	42,000	20,300	-	-	$843,938
Douglas Roth	07/01/14	88,500	177,000	354,000	10,500	14,000	24,500	11,800	-	-	486,350
Albert Eilender	07/01/14	127,500	255,000	510,000	15,750	21,000	36,750	17,700	-	-	745,999
Frank DeBenedittis	07/01/14	55,123	110,245	220,490	6,375	8,500	14,875	7,200	-	-	297,825
Satish Srinivasan	07/01/14	87,317	174,634	349,268	5,625	7,500	13,125	6,300	-	-	249,416

(1)  Actual awards paid for 2015 performance are included in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation, while opportunities for 2015 at threshold, target and maximum are included in the above 2015 Grants of Plan-Based Awards. These amounts were determined using the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to one of our named executive officers who oversees a business segment, the performance-based objective bonus criteria included results obtained with respect to sales and adjusted pre-tax income for his respective business segment and company earnings per share. In addition, the bonus criteria included results obtained with respect to certain individual goals that were tailored for each named executive officer and approved by our compensation committee.

(2)  Represents a grant of performance-vested restricted stock units, which grant could be as much as 175% of the original grant if certain performance criteria, including adjusted pre-tax income and total shareholder return are met. Performance-vested restricted stock units will cliff vest 100% at the end of the third year following grant in accordance with the performance metrics set forth in the applicable executive officer’s performance-vested restricted stock unit grant.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards, restricted stock units and option awards granted during the year computed in accordance with generally accepted accounting principles. These awards relate to equity awards granted in connection with the Company’s long-term incentive compensation program.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of June 30, 2015 for each of our named executive officers.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)

Salvatore Guccione	62,500	-	$5.77	10/05/2021	114,127	$2,810,948
	13,000	-	6.76	12/01/2021

Douglas Roth	5,000	-	8.05	12/06/2017	60,235	1,483,588
	5,000	-	8.62	12/04/2018
	20,000	-	7.76	12/02/2020
	6,000	-	6.18	08/03/2021

Albert Eilender	13,000	-	6.82	01/03/2016	97,493	2,401,253
	9,281	-	8.35	12/07/2016
	6,199	-	8.05	12/06/2017
	30,000	-	7.76	12/02/2020
	15,000	-	6.18	08/03/2021

Frank DeBenedittis	5,000	-	8.05	12/06/2017	36,209	891,828
	5,000	-	8.62	12/04/2018
	10,000	-	7.76	12/02/2020
	5,000	-	6.18	08/03/2021

Satish Srinivasan	-	-	-	-	29,633	729,861

(1)  The stock options vested over three years and have a term of ten years from the date of grant. The restricted stock awards also vest over three years. Performance-vested restricted stock units will cliff vest 100% at the end of the third year following grant in accordance with the performance metrics set forth in the award.

(2)  Reflects amounts based on the closing market price of the Company’s common stock of $24.63 per share on June 30, 2015.

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OPTION EXERCISES AND STOCK VESTED

The following table shows information concerning stock options exercised during fiscal 2015 by the named executive officers and restricted stock held by the named executive officers that vested during fiscal 2015:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Salvatore Guccione	-	$-	38,125	$732,704

Douglas Roth	-	-	13,252	227,678

Albert L. Eilender	10,125	83,202	27,626	472,197

Frank DeBenedittis	-	-	9,377	160,287

Satish Srinivasan	-	-	4,167	73,064

NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the Non-Qualified Deferred Compensation amounts earned by the named executive officers during fiscal 2015:

Name	Executive Contributions in Last FY($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE($)
Salvatore Guccione	$-	$43,407	$2,603	$-	$157,422
Douglas Roth	20,000	20,711	10,361	-	395,737
Albert L. Eilender	-	28,951	25,161	-	565,248
Frank DeBenedittis	20,000	14,674	19,431	-	695,518
Satish Srinivasan	-	24,137	396	-	41,853

(1)  These amounts are reported in the Summary Compensation Table.

Deferred Compensation Plan

On March 14, 2005, the Board adopted the SERP. The SERP is a non-qualified deferred compensation plan intended to provide certain qualified executives with supplemental benefits beyond the Company’s 401(k) plan, as well as to permit additional deferrals of a portion of their compensation. Substantially all compensation deferred under the SERP, as well as Company contributions, is held by the Company in a grantor trust, which is considered an asset of the Company. The assets held by the grantor trust are in life insurance policies. Effective July 1, 2013, the SERP was frozen and a new plan, entitled “Aceto Corporation 2013 Senior Executive Retirement Plan” was adopted by the Company’s Board.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

On February 13, 2015, we entered into revised change in control agreements with Messrs. Guccione, Eilender, Roth, DeBenedittis and Srinivasan.  These agreements superseded and replaced in their entirety Change in Control Agreements entered into with such individuals on July 2, 2012.  The agreements provide “double trigger” change in control severance protections, which means no amount will become payable under the agreements unless a “change in control” of Aceto occurs and an executive’s employment is terminated by Aceto other than for “cause” or by the executive for “good reason” within a specified period following the change in control.

Each agreement will automatically terminate if the executive ceases to be an employee of Aceto for any reason prior to the occurrence of a “change in control” (as defined in each agreement).  In addition, the Company can terminate each agreement on one year’s prior written notice; provided that, if a “change in control” of the Company occurs while the agreement is in effect, no such termination notice shall become effective until the second anniversary of the “change in control.”

If, during the two (2) year period following the occurrence of a “change in control,” an executive’s employment is terminated by the Company other than for “cause” (as defined in each agreement) or by the executive for “good reason” (as defined in each agreement), subject to the provisions regarding Sections 280G and 4999 of the Code summarized below, the executive will be entitled to the following (in lieu of any payments under the Company’s severance policy):

○	a cash lump sum equal to two (2) times (or, in the case of Mr. DeBenedittis 1.75 times and in the case of Mr. Srinivasan 1.5 times), the sum of the executive’s base salary and annual performance award for the fiscal year preceding the “change in control,” and

○	continued participation in the Company’s group health plan, at the Company’s expense, for a period of two (2) years.

To the extent not theretofore already vested, one hundred percent (100%) of the executive’s then-outstanding and unvested “equity awards” (as defined in each agreement) will become vested in full. If, however, an outstanding equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then the equity award will vest as to one hundred percent (100%) of the amount of the equity award assuming the performance criteria had been achieved at target levels for the relevant performance period(s).

To the extent any amount or benefit to be provided pursuant to the agreement or otherwise (collectively, the “Payments”) would be treated as an “excess parachute payment,” as that phrase is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), then the amounts and benefits the executive would otherwise receive shall be either (i) paid or allowed in full; or (ii) reduced (but not below zero) to the maximum amount which may be paid without causing any Payment to be nondeductible to the Company under Section 280G of the Code, or subject the executive to an excise tax under Section 4999 of the Code, whichever would result in the executive’s receipt, on an after-tax basis, of the greatest amount of Payments.

On December 16, 2014, we entered into an Employment Agreement (the “New Agreement”) with Mr. Guccione, effective as of January 1, 2015. If the Company terminates Mr. Guccione’s employment other than for cause pursuant to the New Agreement or Mr. Guccione terminates his employment for good reason pursuant to the New Agreement, regardless of whether such termination occurs during or after the Employment Term, the Company shall (a) continue to pay Mr. Guccione’s base salary, at the rate then in effect, for the 24 month period following the Date of Termination (b) make a lump sum cash payment to Mr. Guccione which will be based upon and equal to the past two years earned “Performance Award” and (c) accelerate the vesting to the date of termination on all outstanding unvested Stock Options, Restricted Stock Units and Restricted Stock Awards the Company had previously granted to Mr. Guccione, subject to the exercise provisions in the Corporate Trading Policy.

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Mr. Eilender, Mr. DeBenedittis and Mr. Srinivasan are eligible to receive severance pay and benefits pursuant to the Aceto Severance Policy (the “Severance Policy”) in the event of an involuntarily termination of their employment. In the case of Messrs. Eilender, DeBenedittis and Mr. Srinivasan, severance pay may be provided under the Severance Policy, in Aceto’s sole discretion, in an amount up to twelve (12) weeks of base salary plus two (2) additional weeks for each year of service with Aceto, up to a maximum of fifty-two (52) weeks of base salary. In addition, under the Severance Policy, Mr. DeBenedittis and Mr. Srinivasan would be eligible to receive up to ninety (90) days of continued coverage under the Aceto health plan (at active employee rates).

In April 2013, Aceto entered into an enhanced severance protection letter agreement with Mr. Roth. If, prior to a change in control, Mr. Roth’s employment is terminated by the Company without cause (other than due to disability), the Company shall continue to pay Mr. Roth’s base salary, at the rate then in effect, for the fifteen (15) month period following the date of termination as severance.

The following table shows the estimated amounts that would have been payable to the named executive officers upon the occurrence of the indicated event, had the applicable event occurred on June 30, 2015. The actual compensation and benefits the executive would receive at any subsequent date would likely vary from the amounts set forth below as a result of certain factors, such as a change in any additional benefits the officer may have accrued as of that time under applicable benefit or compensation plans.

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Name	Event	Salary ($)	Bonus ($)	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Acceleration of Equity Awards ($)(1)	Healthcare and Life Insurance Benefits ($)	Total ($)
Salvatore Guccione	Termination without cause or resignation for good reason	$1,169,620	$797,656	$-	$-	$2,810,948	$-	$4,778,224

	Termination without cause or resignation for good reason following a change in control	1,169,620	786,652	-	-	2,810,948	31,204	4,798,424
Douglas Roth	Termination without cause or resignation for good reason	442,498	-	-	-	-	-	442,498

	Termination without cause or resignation for good reason following a change in control	707,996	380,452	-	-	1,483,588	31,826	2,603,862
Albert L. Eilender	Termination without cause or resignation for good reason	179,808	-	-	-	-	-	179,808

	Termination without cause or resignation for good reason following a change in control	850,000	548,036	-	-	2,401,253	-	3,799,289
Frank DeBenedittis	Termination without cause or resignation for good reason	314,987	-	-	-	-	3,901	318,888

	Termination without cause or resignation for good reason following a change in control	551,227	207,345	-	-	891,828	31,204	1,681,604
Satish Srinivasan	Termination without cause or resignation for good reason	119,407	-	-	-	-	3,901	123,308

	Termination without cause or resignation for good reason following a change in control	582,111	340,749	-	-	729,861	31,204	1,683,925
(1)	Upon a change in control, 100% of the executive’s then-outstanding and unvested equity awards will become vested in full.

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COMPENSATION OF DIRECTORS

The fiscal 2015 fees for non-employee directors consisted of an annual retainer of $47,500, $11,000 for the lead independent director, $10,000 for the audit and risk committee chairperson, $7,500 for the compensation committee chairperson, and a $5,000 retainer for the nominating and governance chairperson. Compensation for each board of directors meeting is $1,500 per meeting attended. Independent directors receive an additional $1,500 for each independent director meeting attended. Compensation for meetings of the audit & risk, nominating and governance and compensation committees include $2,000 per meeting attended, $1,000 per meeting attended and $1,500 per meeting attended, respectively.

In addition, the directors typically are granted a restricted stock award in December, following the annual meeting of shareholders. The value of restricted stock awards for fiscal 2015 was pre-determined at a value of $48,000.

Employees of the Company who are also directors do not receive any separate fees for acting as directors.

The following table sets forth the compensation of our non-employee directors for the fiscal year ended June 30, 2015.

Name	Fees Earned or Paid in Cash($) (1)	Option Awards($)(2)	Stock Awards ($)(3)	Total($)
Hans C. Noetzli	$92,000	$-	$48,000	$140,000

William N. Britton	82,000	-	48,000	130,000

Natasha Giordano	88,500	-	48,000	136,500

Alan G. Levin	82,000	-	48,000	130,000

Dr. Daniel B. Yarosh	82,833		64,000	146,833

Directors also receive reimbursement for expenses incurred in connection with meeting attendance.

(1) Includes payments made in fiscal 2015 for attendance at certain meetings held at the end of fiscal 2014 and does not include payments for attendance at certain meetings held at the end of fiscal 2015 for which payments will be made in fiscal 2016.

(2) There were no option grants awarded in fiscal 2015.

(3) Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards granted during the year computed in accordance with generally accepted accounting principles.

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The following is a list of the outstanding options and restricted stock awards held by each of our non-employee directors as of June 30, 2015:

	Option Awards (#)	Stock Awards (#)
Hans C. Noetzli	28,480	2,169
William N. Britton	15,480	2,169
Natasha Giordano	-	2,169
Alan G. Levin	-	2,169
Dr. Daniel B. Yarosh	-	2,892

All such director options were granted at the fair market value determined on the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the independent directors responsible for compensation matters has ever served as officer or employee of the Company or any of our subsidiaries. During the last fiscal year, none of our senior executives served on the Board or committee of any other entity whose officers served either on our Board or compensation committee. During the last fiscal year, none of the members of the compensation committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000.

REPORT OF THE AUDIT & RISK COMMITTEE

The audit & risk committee acts under a written charter adopted by the audit & risk committee and approved by the Board. The audit & risk committee charter is available on the Company’s corporate website-www.aceto.com.

The audit & risk committee is comprised of Alan G. Levin (Chairman), William N. Britton and Natasha Giordano. Each of these directors meets the independence and expertise requirements of the SEC and the NASDAQ Global Select Market. Subject to shareholder ratification at the annual meeting, the audit & risk committee appoints and retains the Company’s independent registered public accounting firm, approves the scope of the audit plan, and reviews and approves the fees of the independent accounting firm. The audit & risk committee met regularly with the Company’s independent accountants during the past fiscal year, both with and without management present, to review the scope and results of the audit engagement, the Company’s system of internal controls and procedures, the effectiveness of procedures intended to prevent violations of laws and regulations, and the implementation of internal financial controls required by the Sarbanes-Oxley Act of 2002. In compliance with the SEC rules regarding auditor independence, and in accordance with the Company’s Audit & Risk Committee Charter, the audit & risk committee reviewed all services performed by BDO USA, LLP for the Company within and outside the scope of the quarterly review and annual auditing functions.

The audit & risk committee also:

•	Met to discuss the quarterly unaudited and the annual audited financial statements with management and BDO USA, LLP prior to the statements being filed with the SEC;

•	Reviewed the Company’s disclosures in the Management’s Discussion and Analysis sections of such filings;

•	Reviewed management’s program, schedule, progress and accomplishments for maintaining financial controls and procedures to assure compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

•	Reviewed quarterly earnings releases prior to their publication;

•	Reviewed and approved in advance in accordance with the Company’s Audit & Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP;

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•	Reviewed and made recommendations to the Board to revise the committee’s charter as necessary in order to comply with best practice as well as newly enacted rules and regulations;

•	Monitored the Company’s “whistleblower” program under which any complaints are forwarded directly to the Committee, to be reviewed in accordance with an established procedure for all such matters;

•	Reviewed the audit, tax and audit-related services the Company had received from BDO USA, LLP and determined that the providing of such services by BDO USA, LLP was compatible with the preservation of their independent status as our independent registered public accounting firm;

•	Reviewed the status and functioning of the Company’s internal audit function; and

•	Met to discuss with the Company’s senior risk officer, and other members of management responsible for managing risk, as well as other members of the Board, areas of specific risk identified by management and/or the Committee.

The audit & risk committee also reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2015 with management and discussed with BDO USA, LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16 (Communications with Audit Committees). In addition, the Committee has discussed various matters with BDO USA, LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used, alternative treatments for material items that have been discussed with management, and other material written communications between BDO USA, LLP and management. The audit & risk committee also received during the past fiscal year the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the audit & risk committee concerning independence and has discussed with BDO USA, LLP their independence. Based on their review and in reliance on the discussions referred to in this paragraph, the audit & risk committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted by the members of the audit & risk committee.

Alan G. Levin (Chairman)

William N. Britton

Natasha Giordano

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 22, 2015, the number and percentage of shares of the Company’s outstanding common stock owned by each named executive officer, each director and director nominee and each person that, to the best of the Company’s knowledge, owns more than 5% of the Company’s issued and outstanding common stock, and all executive officers and directors as a group. Unless indicated otherwise, the information in the table is as of October 22, 2015 and the business address of each person is c/o Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (excluding stock options and restricted stock units) (#) (1)	Exercisable Stock Options and Restricted Stock Units (#) (2)	Total Beneficial Ownership (#)	Percent % (3)

Salvatore Guccione	154,987	75,500	230,487	*
Douglas Roth	79,553	36,000	115,553	*
Albert L. Eilender	222,925	73,480	296,405	1.0%
Frank DeBenedittis	83,580	25,000	108,580	*
Satish Srinivasan	25,863	-	25,863	*
Hans C. Noetzli	63,881	28,480	92,361	*
William N. Britton	39,356	15,480	54,836	*
Natasha Giordano	8,057	-	8,057	*
Alan G. Levin	5,333	-	5,333	*
Daniel B. Yarosh	2,892	-	2,892	*

Dimensional Fund Advisors LP (4) 6300 Bee Cave Road Austin, TX 78746	2,001,403	-	2,001,403	6.8%

BlackRock Inc. (4) 55 East 52nd Street New York, NY 10022	2,439,783	-	2,439,783	8.3%

Royce & Associates (4) 745 Fifth Avenue New York, NY 10151	2,111,203	-	2,111,203	7.2%

Ranger Investment Management L.P. (5) 2828 N. Harwood Street Suite 1900 Dallas, TX 75201	1,695,505	-	1,695,505	5.8%

FMR LLC (5) 245 Summer Street Boston, MA 02210	1,562,200	-	1,562,200	5.3%

All executive officers and directors as a group (16 persons)	828,658	273,607	1,102,265	3.7%

* Less than 1%.

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(1)	Unless otherwise indicated, each person has, or shares with his or her spouse, sole voting and dispositive power over the shares shown as owned by him or her.

(2)	For purposes of the table, a person is deemed to have “beneficial ownership” of any shares which such person has the right to acquire within 60 days after the record date. Any share which such person has the right to acquire within those 60 days is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on [_______] shares issued and outstanding as of the record date.

(4)	Based on information filed on Schedule 13G with the Securities and Exchange Commission as of June 30, 2015.

(5)	Based on information filed on Form 13F with the Securities and Exchange Commission as of June 30, 2015.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has purchased inventory and incurred product development costs from a company that is partially owned by two former executive officers.  In addition, Aceto purchases product development costs from an affiliate of this company that is partially owned by the two former executive officers.  Payments to these two related companies approximated $5,932,000, $6,252,000 and $3,839,000 in fiscal years 2015, 2014 and 2013, respectively.

Pursuant to its charter, the Company’s audit & risk committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all “Related Party Transactions” of the Company as required by the applicable NASDAQ listing rule. For purposes of the audit & risk committee charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR (PROPOSAL ONE).

PROPOSAL TWO

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

We propose to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 40,000,000 to 75,000,000.

The Certificate of Incorporation of the Company currently authorizes 40,000,000 shares of common stock. As of the record date, the Company had [_______] shares of common stock issued and outstanding.  In addition, as of that date, the Company had reserved [_____] shares of its common stock for issuance under existing equity compensation arrangements, including shares underlying outstanding awards. After giving effect to both the shares of common stock issued and outstanding and the shares of common stock reserved for issuance, there were [_____] authorized but unissued shares available to the Company as of the record date.

On October 15, 2015, the Board approved and adopted resolutions to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to 75,000,000 shares. The additional shares, if issued, would have the same rights as the shares of common stock now outstanding. If approved by the stockholders, the Company will file an amendment to the Company's Certificate of Incorporation, which would be in the form set forth in Appendix A hereto, with the Department of State of New York, and the amendment would become immediately effective upon acceptance of such filing by the Department of State of New York.

Reasons for, and Effect of, the Increase

The Board believes that the proposed increase is in the best interests of the Company and its shareholders. The Board believes that the additional shares will be necessary for the Company's legitimate corporate purposes, including, among other things, opportunistic issuances in connection with public or private capital raising transactions, the acquisition of other companies, the establishment of strategic relationships with corporate partners, the declaration of stock dividends, stock splits or other distributions, the refinancing and repayment of existing debt, the issuance of equity and equity-based awards pursuant to the Company’s incentive plans, and other general corporate purposes.

You should be aware, however, that if the Company's shareholders approve the proposed amendment to the Certificate of Incorporation, the Board may authorize the issuance of additional shares of common stock without further approval of the Company's shareholders, except as may be required in certain cases by the Company's charter documents, applicable law or regulations or applicable stock exchange listing rules. Under the Company's Certificate of Incorporation, the Company's shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the common stock. Furthermore, if the Board elects to issue additional shares of common stock or securities convertible into or exercisable for shares of common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing shareholders.

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In addition, the increase in the number of authorized shares of common stock could have an anti-takeover effect. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board. As of the date of this proxy statement, the Board is not aware of any attempt or plan to obtain control of the Company.

Vote Required

The approval of the amendment to the Company’s Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock outstanding on the record date.  Broker “non-votes” and abstentions will have the same effect as a vote “AGAINST” approval of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED FROM 40,000,000 SHARES TO 75,000,000 SHARES (PROPOSAL TWO).

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As previously described in detail in the “Compensation Discussion and Analysis”, our executive compensation programs are designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Please see the “Compensation Discussion and Analysis” beginning on page 20 and the Executive Compensation disclosure beginning on page 27 for additional details about our executive compensation programs and information about the fiscal year 2015 compensation of our named executive officers.

As required pursuant to section 14A of the Exchange Act, we are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  The say-on-pay vote is advisory, and therefore not binding on the Company, our compensation committee or the Board. Our Board and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in the proxy statement, we will consider our shareholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns. We currently intend to hold an advisory vote to approve executive compensation annually, consistent with the advisory vote of our shareholders at our 2011 annual meeting of shareholders. The next advisory vote to determine the frequency of such votes will occur no later than the 2017 annual meeting of shareholders.

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THE BOARD RECOMMENDS THAT YOU APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPANY’S PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND ANY RELATED MATERIAL DISCLOSED IN THIS PROXY STATEMENT (PROPOSAL THREE).

PROPOSAL FOUR

APPROVAL OF THE ACETO CORPORATION 2015 EQUITY PARTICIPATION PLAN

We are asking you to approve the Aceto Corporation 2015 Equity Participation Plan (the “Plan”).  The Plan was approved by the Board of Directors, and is subject to shareholder approval.  As of the date of this proxy statement, the Company has not granted any awards under the Plan.  The Board of Directors believes that the Plan is necessary for the Company to attract, retain and motivate employees, non-employee directors, consultants and advisors.  The Board of Directors recommends that you vote FOR approval of the Plan so that the Company may continue to attract, retain and motivate employees, non-employee directors, consultants and advisors through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards (“Stock Awards”).

The following statements include summaries of certain provisions of the Plan.  The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Plan, which is included in this proxy statement as Appendix B.

General

On September 10, 2015, our Board of Directors adopted the Aceto Corporation 2015 Equity Participation Plan (the “Plan”), subject to approval by our stockholders.  If approved by our stockholders, an aggregate of 4,250,000 shares of our common stock may be issued pursuant to the Plan to individuals and entities who, in the case of incentive stock options, are employees of either the Company or a subsidiary of the Company; in the case of nonstatutory stock options, are employees or non-employee directors of, or consultants or advisors to, the Company or a subsidiary of the Company; and in the case of all other Awards, are employees or non-employee directors of, or consultants or advisors to, either the Company or any parent or subsidiary corporation of the Company.

In addition, our stockholders are being asked to approve the performance goals under the Plan so that certain incentive awards granted under the Plan may qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which would otherwise generally disallow a corporate tax deduction for compensation paid in excess of $1 million annually to each of the chief executive officer and the three other most highly paid executive officers of a publicly-held company (other than the chief executive officer and chief financial officer).

Whether or not our stockholders approve the Plan, the Company’s 2010 Equity Participation Plan, as amended and restated as of September 6, 2012 (the “2010 Plan”), will remain in effect, and awards may continue to be granted under the 2010 Plan, subject to the terms and conditions thereof.

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Summary Description of the Plan

A summary of the Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Appendix B.

Purpose

The purpose of the Plan is to advance the interests of the Company by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, or a parent or subsidiary of the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company and by providing those employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.

Shares Subject to the Plan

The maximum number of shares of common stock that may be issued pursuant to Awards granted under the Plan shall not exceed, in the aggregate, 4,250,000 shares.  The closing price of our common stock as reported by the Nasdaq Global Select Market on October 22, 2015 was $[___].

Shares of common stock that are subject to options or stock appreciation rights shall be counted against the overall limit as one share for every share granted.  Shares of common stock that are subject to Awards other than options or stock appreciation rights shall be counted against the overall limit as 2.5 shares for every share granted.

During any one calendar year, no grantee who is an employee shall be granted:

●	stock options to purchase more than 300,000 shares;

●	stock appreciation rights entitling the grantee-employee to appreciation with respect to more than 300,000 shares; or

●	performance-based Awards of any kind with respect to more than 300,000 shares.

The Compensation Committee may appropriately adjust the above individual maximum share limitations, the aggregate number of shares of common stock available for grant of Awards and the exercise price of an Award to reflect changes in the Company’s capital structure or business by reason of certain corporate transactions or events, such as, among other things, a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like.

Administration

The Plan is administered by our Compensation Committee; provided that our entire Board of Directors may act in lieu of the Compensation Committee on any matter, subject to certain limitations, as set forth in the Plan.  If and to the extent permitted by applicable law, our Compensation Committee may permit one or more reporting persons (or other officers at the Senior Vice President level or higher) to make Awards to eligible persons who are not reporting persons (or such other permitted officers specifically authorized to make Awards).  Subject to applicable law and the restrictions set forth in the Plan, our Compensation Committee may delegate administrative functions to individuals who are reporting persons, officers, or employees of the Company or its subsidiaries.

Subject to certain limitations, as set forth in the Plan, the Compensation Committee has the authority to determine the employees and non-employee directors of, and the consultants and advisors to, the Company, and any parent and subsidiary corporations, to whom Awards shall be granted, as well as the number of shares to be covered by each Award.  The receipt of an Award by any member of the Compensation Committee shall not preclude his or her vote on any matters in connection with the administration or interpretation of the Plan.

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Eligibility

Subject to certain limitations, as set forth in the Plan, Awards may be granted under the Plan to individuals and entities who, in the case of incentive stock options, are employees of either the Company or a subsidiary of the Company, or, in the case of nonstatutory stock options, are employees or non-employee directors of, or consultants or advisors to, the Company or a subsidiary of the Company, and with respect to all other Awards, are employees or non-employee directors of, or consultants or advisors to, either the Company or any parent or subsidiary corporation of the Company.  At June 30, 2015, the Company had 270 employees.

Options

Nature of Options

The Compensation Committee may grant options under the Plan that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code and it may grant nonstatutory stock options that are not intended to so qualify.

Option Price

The option price of the shares subject to an incentive or nonstatutory stock option may not be less than the fair market value (as defined in the Plan) of the Company’s common stock on the date upon which such option is granted; provided, however, that if an incentive stock option is granted to an individual who owns, at the time the option is granted, more than 10% of the total combined voting power of all classes of stock of the Company, or of a parent or subsidiary of the Company, the option price of the shares subject to that option must be at least 110% of the fair market value of the Company’s common stock on the date such option is granted.

Exercise of Options

Unless otherwise provided in the Award agreement relating to the option, any option granted under the Plan will, subject to vesting, be exercisable in whole at any time, or in part from time to time, prior to the option’s expiration, provided the Award agreement will provide for a minimum one-year vesting period (subject to acceleration pursuant to the Plan or any separate agreement between the grantee and the Company, if any).  Incentive and nonstatutory stock options granted under the Plan shall be exercised by the delivery by the holder thereof to a plan administrator designated by the Company or, if no plan administrator is so designated, to the Company’s Secretary at the Company’s principal office, of written notice of the number of shares with respect to which the incentive or nonstatutory option is being exercised.  Such notice must be accompanied, or followed within five days, by payment of the full option price of such shares, which payment must be made by the holder’s delivery of a check in such amount payable to the order of the Company, or previously acquired common stock of the Company, the fair market value of which shall be determined as of the date of exercise.  Alternatively, if provided in the Award agreement relating to the option, the holder may elect to have the Company reduce the number of shares issuable upon the exercise of the option by a number of shares having a fair market value (which shall be determined as of the date of exercise) equal to the amount of the aggregate exercise price of the options that are exercised.

Duration of Options

No incentive or nonstatutory stock option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant; provided, however, if an incentive stock option is granted to a 10% shareholder, the option shall not be exercisable after the expiration of five years from the date of its grant.

Non-Transferability

Incentive and nonstatutory stock options granted under the Plan are not transferable other than by will or by the laws of descent and distribution, and such options are exercisable, during a holder’s lifetime, only by the grantee; provided, however, that a nonstatutory stock option may, upon the approval of the Compensation Committee, be transferred in whole or in part during a grantee’s lifetime to certain family members of a grantee through a gift or domestic relations order.

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Death, Disability or Termination of Employment or Services

Subject to certain limitations as set forth in the Plan and unless otherwise provided in a grantee’s Award agreement:

●	in the event a grantee’s services are involuntarily terminated by the Company, or voluntarily terminated by the grantee other than due to retirement or permanent and total disability, while such grantee holds incentive or nonstatutory stock options, all unvested options held by the grantee shall expire immediately upon such termination of service (and in the event a grantee incurs an involuntary termination of service by the Company for cause, all vested options held by such grantee shall expire immediately upon such termination of service for cause);

●	if a grantee incurs a termination of service due to retirement or because of involuntary termination without cause, while such grantee holds unvested options, then such unvested options shall vest pro rata at the time employment terminates based upon the percentage of the year such grantee worked in the year in which such retirement or termination without cause occurs;

●	if grantee’s services are terminated due to permanent disability, or if a grantee dies prior to termination of service, while such grantee holds unvested incentive or nonstatutory stock options, the unvested options shall continue to vest for the period ending upon the earlier of their stated vesting date(s) or the date occurring one year after the date of such termination of service or the grantee’s death, as the case may be;

●	if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service due to permanent disability or dies prior to termination of service, then the exercisable options held by the grantee shall be exercisable by the grantee or the executor or administrator of such grantee’s estate or by the person or persons to whom the deceased grantee’s rights thereunder shall have passed by will or by the laws of descent or distribution, as applicable, until the earlier of their stated expiration date(s) or the date occurring one year after the date of grantee’s termination of service or date of death;

●	if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of retirement, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring five years after the date of such termination of service;

●	if a grantee, while holding exercisable incentive or nonstatutory options, incurs a termination of service because of a voluntary resignation other than retirement or permanent disability, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring 90 days after such termination of service; or

●	if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of an involuntary termination without cause, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or 90 days after the date of such termination of service.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights (“SARs”) to eligible persons under the Plan.  A SAR entitles the grantee to exercise the SAR, in whole or in part, in exchange for a payment from the Company of shares of the Company’s common stock, cash or a combination thereof, as determined by the Compensation Committee, equal in value to the excess of the fair market value of the shares of the Company’s common stock underlying the SAR, determined on the date of exercise, over the fair market value of the Company’s common stock underlying the SAR on the date of grant, subject to applicable withholdings.

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SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Compensation Committee determines, which terms and conditions will be evidenced under an Award agreement, subject to the terms of the Plan, provided the Award agreement will provide for a minimum one-year vesting period (subject to acceleration pursuant to the Plan or any separate agreement between the grantee and the Company, if any).

No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

SARs that are unvested, or vested but unexercised, at the time of death, disability or termination of employment or services, will be treated in the same manner as options upon the occurrence of those events, as described above.

Restricted Stock and Restricted Stock Units

The Compensation Committee may grant restricted stock and restricted stock units to eligible persons under the Plan.  A restricted stock award is an award of shares of the Company’s common stock that is subject to certain conditions on vesting and to certain restrictions on transferability.  A restricted stock unit entitles the grantee to receive one share of the Company’s common stock, on the date of vesting, cash equal to the fair market value of a share of the Company’s common stock on the date of vesting, or a combination thereof.

Grants of restricted stock and restricted stock units shall vest as determined by the Compensation Committee; provided the Award agreement evidencing the restricted stock or restricted stock unit award, as applicable, shall provide for a minimum one-year vesting period (subject to acceleration pursuant to the Plan or any separate agreement between the grantee and the Company, if any).  Subject to certain limitations as set forth in the Plan, in the event a grantee incurs a termination of service because of involuntary termination by the Company for cause, or voluntary termination by the grantee other than retirement or permanent disability, while such grantee holds restricted stock or restricted stock units, all unvested restricted stock or restricted stock units held by such grantee shall forfeit to the Company immediately upon such termination of service.  If a grantee incurs a termination of service due to retirement or permanent disability or involuntary termination by the Company or any parent or subsidiary of the Company without cause, or if a grantee dies prior to termination of service, while such grantee holds unvested restricted stock or restricted stock units, such unvested restricted stock or restricted stock units shall, (i) if not performance-based, (x) vest immediately with respect to retirement, permanent disability or death, or (y) vest pro rata based upon the percentage of the year the grantee worked in the year in which an involuntary termination without cause occurs, and (ii) if they are performance-based, vest on a pro-rata basis based upon performance through the calendar quarter immediately preceding the date of such termination of service or the grantee’s death, as the case may be.

In determining the vesting requirements with respect to a grant of restricted stock or restricted stock units, the Compensation Committee may impose such restrictions on any shares granted as it may deem advisable, including restrictions relating to length of service, corporate performance, attainment of group performance goals, federal or state securities laws, and Section 162(m) of the Code.

During the period the restricted stock is unvested, the grantee will be the record owner of the restricted stock and shall be entitled to receive all dividends and other distributions paid with respect to such restricted stock.  However, if any dividends or distributions are paid in shares of Company stock or other property during the period of restriction, the shares and/or other property deliverable shall be held by the Company or third party custodian or trustee and will be subject to the same restrictions as the restricted stock or restricted stock units with respect to which they were issued.

Unless otherwise determined by the Compensation Committee, on each date that the Company pays a dividend or other distribution in cash to holders of our common stock, the Company shall accrue on its books on behalf of each grantee an amount in cash equal to the number of then outstanding restricted stock units he or she has multiplied by the per share dividend amount (which amount will be subject to the same terms and conditions and will be paid (without interest) on the same dates as the corresponding restricted stock units).

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No shares granted pursuant to a grant of restricted stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

Other Stock-Based Awards

The Compensation Committee may grant other stock-based awards to eligible persons under the Plan.  Subject to certain limitations, as set forth in the Plan, other stock-based awards may entitle the recipient to receive actual shares of common stock of the Company, as provided by the Compensation Committee in an Award agreement.

Performance Goals

The Compensation Committee may grant Awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.  Performance-based Awards may be granted, vested and paid based on the attainment of specified performance goals established by the Compensation Committee.  These performance goals shall be based upon one or more of the following business criteria, which, for these purposes, may be determined by reference to the Company as a whole, or by reference to any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or by any combination thereof: (i) profit before taxes; (ii) stock price; (iii) changes (or the absence of changes) in the per share stock price; (iv) total shareholder return; (v) the Company’s published ranking against its peer group of companies based on total shareholder return; (vi) market share; (vii) gross revenue; (viii) net revenue; (ix) net income; (x) pre-tax income; (xi) after-tax income; (xii) earnings before or after any one or more of interest, taxes, depreciation and amortization (EBITDA); (xiii) operating income, (xiv); cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xv) earnings per share (basic or diluted); (xvi) return on equity; (xvii) return on invested capital or assets (gross or net); (xviii) return on sales, cash, funds or earnings available for distribution; (xix) return on revenues or productivity; (xx) cost targets, reductions and savings, productivity and efficiencies, (xxi) operating expenses; (xxii) implementation or completion of critical projects or processes, (xxiii) dividends paid (assuming full reinvestment of dividends) during the applicable period; (xxiv) net earnings growth; (xxv) increase in revenues; (xxvi) total revenue growth; (xxvii) economic value created; (xxviii) operating margin or profit margin; (xxix) net earnings; (xxx) strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xxxi) objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and (xxxii) any combination of, or a specified increase or improvement in, any of the foregoing.

These criteria may be modified at the discretion of the Compensation Committee to take into account significant nonrecurring items, or an event or events either not directly relating to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, or which may be adjusted to reflect such costs or expense as the Compensation Committee deems appropriate.

Prohibition on Repricing

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without shareholder approval.

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Forfeiture and Compensation Recovery

Awards and any compensation directly attributable to an Award may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by our Board of Directors or Compensation Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law.

Change in Control

In general, in the event of a change in control of the Company, and provided a grantee has not incurred a termination of service before the change in control, (i) all stock options and stock appreciation rights will become immediately exercisable in full regardless of any terms of an Award to the contrary, and (ii) restrictions on restricted stock and restricted stock units not based on attaining performance goals shall lapse.  In addition, upon a change in control, special rules apply to any restricted stock, restricted stock unit or other stock-based award which is subject to the achievement of a performance goals, under which the Company will generally pay (in cash or unrestricted shares of common stock of the Company) a pro-rata portion of such awards assuming target level performance of such performance goals.

Notwithstanding the previous paragraph, unless otherwise provided in an Award agreement, no acceleration of vesting or exercisability or lapsing of restrictions shall occur with respect to an Award if our Compensation Committee reasonably determines in good faith prior to the occurrence of the change in control that the Award will be continued, assumed, or have new rights substituted therefor or such Awards are otherwise adjusted to reflect such change in control in accordance with the Plan, provided that no rights of the grantee are reduced pursuant to such continuation, assumption, substitution, or adjustment to reflect such change in control in accordance with the Plan.

A change in control will be deemed to have occurred upon:

●	a person being or becoming a beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, or to the extent permitted by the Plan such lesser percentage of voting power as determined by the Compensation Committee (but in no event less than 20%);

●	the merger or consolidation of the Company where the Company is not the surviving corporation or pursuant to which the Company’s common stock will be converted into cash, securities and/or other property, other than a merger of the Company in which the shareholders of the Company have either the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had immediately before or have a majority of the combined voting power of the surviving corporation;

●	the sale or other disposition of all or substantially all of the assets or earning power of the Company; or

●	the approval of the liquidation or dissolution of the Company by the Company’s shareholders or Board of Directors.

Notwithstanding the foregoing, no event or condition will constitute a change in control to the extent that, if it were, an additional twenty percent (20%) tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition will continue to constitute a change in control to the maximum extent possible without causing the imposition of such additional twenty percent (20%) tax.

Amendment and Termination

The Plan (but not Awards previously granted under the Plan) shall terminate on the tenth anniversary of the date of the Plan’s initial adoption by the Board of Directors. The Plan may be amended or modified from time to time or terminated at an earlier date by the Board; provided, however, that the Board shall not, without the approval of our stockholders, (i) increase (except as otherwise permitted under the Plan in connection with a change in capitalization) the maximum number of shares that may be issued pursuant to Incentive Stock Options, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option which is intended to be an “incentive stock option” from qualifying as such under the Code or (ii) make any other modifications or amendments that require the approval of our stockholders pursuant to applicable law, regulation or exchange requirements including, without limitation, Section 162(m) of the Code.

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Equity Compensation Plan Information

The following table sets forth, as of June 30, 2015, certain information related to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders	397,000	$7.28	1,363,000

Equity compensation plans not approved by security holders	-	-	-

Total	397,000	$7.28	1,363,000

The weighted average remaining contractual life of options outstanding, as of June 30, 2015 was 4.3 years.

Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to options under the Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances.  Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed).

Nonstatutory Stock Options

In general, the grantee of a nonstatutory stock option will recognize compensation income at the time he or she exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him or her over the option price and the Company will receive a corresponding income tax deduction in the year of exercise in the same amount as is includable in the grantee’s income.

Incentive Stock Options

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the grantee or the Company from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the grantee.  Instead, the grantee will recognize gain or loss when he or she sells or disposes of the shares transferred to him or her upon exercise of the incentive stock option.  For purposes of determining such gain or loss, the grantee’s basis in such shares will be his or her option price.  If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him or her upon exercise of the incentive stock option, the grantee will realize long-term capital gain treatment upon their sale or disposition.

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Generally, the Company will not be allowed a deduction with respect to an incentive stock option.  However, if a grantee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the grantee upon the sale or disposition of the shares transferred to him or her upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the grantee upon such exercise exceeds the option price will be included in determining the grantee’s alternative minimum taxable income.  In addition, for purposes of such tax, the basis of such shares will include such excess.

Stock Appreciation Rights.  In general, an individual will recognize ordinary income upon the exercise of a stock appreciation rights in an amount equal to the amount of cash and the fair market value of our common stock or other property that he or she receives as a result of the exercise.  The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the individual in the same taxable year in which the income is recognized.

Restricted Stock.  In general, an individual is not subject to income tax upon the grant of restricted stock.  In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, the individual in general will recognize ordinary income in an amount equal to the fair market value of the shares of our common stock transferred to him or her, generally determined on the date the restricted stock is no longer subject to a substantial risk of forfeiture, less the purchase price paid for such shares (if any) and the Company in general will receive a corresponding federal income tax deduction.  If the restricted stock is forfeited, the individual will recognize no income.  An individual may, however, elect under Section 83(b) of the Code to recognize the fair market value of our common stock as ordinary income at the time of grant of the restricted stock (which election must be made within thirty days of transfer), less any purchase price, in which case the Company generally will receive a corresponding deduction in such year.  If the individual so elects, (i) he or she will not otherwise be subject to ordinary income tax in the year that the restricted stock is no longer subject to a substantial risk of forfeiture, and (ii) if the restricted stock is subsequently forfeited, he or she will be allowed no deduction for the forfeiture.

Restricted Stock Units.  An individual generally is not subject to income tax upon the grant of a restricted stock unit, and the grant of a restricted stock unit generally does not result in a deduction for the Company.  In the year that the restricted stock units are paid in shares of our common stock, cash or a combination thereof, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock issued and the amount of cash received and the Company will in general receive a corresponding deduction.

Other Stock-Based Awards.  The taxation of individuals who receive other stock-based awards will depend on the form and terms and conditions of the award but, in general, individuals will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards.  The Company normally will be entitled to a deduction at the time when, and in the amount that, the individual recognizes ordinary income.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in any taxable year to the extent that such compensation exceeds $1,000,000 for such year.  “Covered employees” are a company’s chief executive officer on the last day of the taxable year and the three other most highly paid executive officers (other than the chief executive officer and the chief financial officer) whose compensation is required to be reported to shareholders in its proxy statement.  Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on performance goals established by the Compensation Committee, is not considered in determining whether a “covered employee’s” compensation exceeds $l,000,000.  It is intended that certain Awards under the Plan will satisfy these requirements so that the income recognized in connection with such Awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

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Section 409A of the Code.  Depending on the terms of a grant of restricted stock units, other stock-based Awards, and other Awards, the Award may be treated as deferred compensation subject to the rules under Section 409A of the Code.  In that case, and if the award fails to satisfy applicable requirements under such rules, an individual may be subject to early income recognition and additional taxes and interest.

Certain Other Tax Issues.  In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules, and (ii) if the exercisability or vesting of an Award is accelerated because of a change in control, such Award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may not be deductible by the Company.

New Plan Benefits

Because future Awards under the Plan are entirely within the discretion of the Compensation Committee, actual Awards cannot be determined at this time.

Vote Required

The approval of the Plan requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the annual meeting, assuming that a quorum is present.  Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ACETO CORPORATION 2015 EQUITY PARTICIPATION PLAN (PROPOSAL FOUR)

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit & Risk Committee, the Board has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the year ending June 30, 2016.  BDO USA, LLP has been the independent registered public accounting firm of the Company since 2005.

Although ratification by shareholders is not required by the Company’s organizational documents or other applicable law, the Board has determined that requesting ratification by shareholders of its appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 is a matter of good corporate practice.  If shareholders do not ratify the selection, the Board will reconsider whether or not to retain BDO USA, LLP, but may still retain them.  Even if the selection is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Company anticipates that representatives of BDO USA, LLP will attend the annual meeting for the purpose of responding to appropriate questions.  At the annual meeting, the representatives of BDO USA, LLP will be afforded an opportunity to make a statement if they so desire.

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The aggregate fees for professional services rendered by BDO USA, LLP for the years ended June 30, 2015 and 2014 were:

	Fiscal 2015	Fiscal 2014

Audit fees	$957,000	$1,038,000
Audit related fees	-	137,000
Tax fees	101,000	297,000
All other fees	-	-

Total fees	$1,058,000	$1,472,000

Audit fees are fees for the audit of the Company’s annual financial statements included on Form 10-K, including the audits of internal control over financial reporting, reviews of the quarterly financial statements, statutory audits and assistance with and review of documents filed with the SEC.

Audit related fees consisted of fees for due diligence and accounting consultations in connection with the PACK acquisition.

Tax fees are fees for tax services, including tax compliance, tax advice and planning.

The audit & risk committee reviewed and approved in advance in accordance with the Company’s Audit & Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING JUNE 30, 2016 (PROPOSAL FIVE).

SHAREHOLDER PROPOSALS

In order to include information with respect to a shareholder proposal in the Company’s proxy statement and related form of proxy for a shareholder’s meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2016 annual meeting of shareholders must be received by us at Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050, Attention, Secretary, no later than [________], 2016.  Any shareholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

With respect to proposals submitted by a shareholder other than for inclusion in our proxy statement and related form of proxy for our 2016 annual meeting of shareholders, timely notice of any shareholder proposal must be received by us in accordance with our By-laws and our rules and regulations no later than [________], 2016 and no earlier than [________], 2016, unless the date of the annual meeting is more than 30 days before or 60 days after the anniversary of the 2015 annual meeting of shareholders. Any proxies solicited by the Board for the 2016 annual meeting of shareholders may confer discretionary authority to vote on any proposals notice of which is not timely received. In order to include information with respect to a shareholders proposal in our proxy statement and form of proxy for a shareholders’ meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

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The notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business (v) certain other information set forth in our By-laws and (vi) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent of a shareholder proposal.

A shareholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder (E) certain other information set forth in our By-laws and (F) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected); and as to such shareholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

OUR ANNUAL REPORT ON FORM 10-K AND CORPORATE GOVERNANCE COMPLIANCE DOCUMENTS

If you own our common stock, you can obtain copies of our annual report on Form 10-K for the fiscal year ended June 30, 2015 as filed with the SEC, including the financial statements, our committee charters, and our code of business conduct and ethics, all without charge, by writing to Mr. Douglas Roth, Chief Financial Officer, Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050.  You can also access our 2015 Form 10-K on our website at www.aceto.com by clicking on “Investors”, then “Financial Information” and then on “SEC Filings”.  You can also access our committee charters at our website by clicking on “Corporate Governance”.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please submit your proxy or voting instructions.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas Roth
Chief Financial Officer

Dated: October [__], 2015

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Appendix A

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION
OF ACETO CORPORATION

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

The undersigned, being the president and the secretary of ACETO Corporation, do hereby certify and set forth:

1.      The name of the corporation is ACETO CORPORATION. The corporation was originally formed under the name ACETO CHEMICAL CO. INC.

2.      The Certificate of Incorporation was originally filed with the Department of State of the State of New York on June 13, 1947, and was superseded by a Restated Certificate of Incorporation filed with the Department of State of the State of New York on December 5, 2013.

3.      The Amendment to the Certificate of Incorporation effected by this Certificate of Amendment is to increase the number of authorized common shares, $.01 par value, from 40,000,000 to 75,000,000.

4.      To accomplish the foregoing, paragraph THIRD(A) of the Certificate of Incorporation, which refers to shares, is hereby amended as follows:

“THIRD(A) The aggregate number of shares which the Corporation shall have authority to issue is 77,000,000 shares, of which 75,000,000 shares shall be Common Stock, par value $.01 per share, and 2,000,000 shares shall be Preferred Stock, par value $2.50 per share, issuable in series.”

5.       The Amendment to the Certificate of Incorporation effected by this Certificate of Amendment was authorized by vote of the Board of Directors followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders.

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IN WITNESS WHEREOF, this Certificate has been subscribed this ___ day of December, 2015, by the undersigned who affirm the statements made herein are true under the penalties of perjury.

Salvatore Guccione
President and Chief Executive Officer

Steven Rogers
General Counsel and Secretary

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Appendix B

ACETO CORPORATION

2015 Equity Participation Plan

1.             Purpose.  The ACETO CORPORATION 2015 Equity Participation Plan (the “Plan”) is intended to advance the interests of ACETO CORPORATION (the “Company”) by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company or a parent or subsidiary of the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.  This is accomplished by providing for the granting of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards, as such terms are defined in Section 2, to employees, non-employee directors, consultants and advisors.  As used herein, the term “parent” or “subsidiary” shall mean any present or future corporation which is or would be a “parent corporation” or “subsidiary corporation” of the Company as the term is defined in Section 424 of the Code (as hereinafter defined) (determined as if the Company were the employer corporation).

2.             Definitions.  Capitalized terms not otherwise defined in the Plan shall have the following meanings:

(a)          “Applicable Law” shall mean the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and any other applicable laws of any U.S. state, U.S. federal or foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(b)          “Award” shall mean an award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit and/or Other Stock-Based Award granted under the Plan.

(c)          “Award Agreement” shall mean either (i) a written or electronic agreement entered into between the Company and a Grantee setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Grantee.  Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

(d)          “Board” shall mean the Board of Directors of the Company.

(e)          “Cause” shall mean, with respect to a Grantee, the occurrence of one or more of the following: (i) the conviction of the Grantee for committing an act of fraud, embezzlement, theft or other act constituting a felony, or the guilty or nolo contendere plea of the Grantee to such a felony; (ii) fraud, embezzlement, theft or other misappropriation by the Grantee of funds or property of the Company or any of its subsidiaries; (iii) material neglect, or refusal by the Grantee to discharge, perform or observe the Grantee’s duties and responsibilities to the Company or any of its subsidiaries, provided the Grantee has been given written notice of such neglect or refusal, and has not cured such neglect or refusal within ten (10) business days thereafter; or (iv) a material breach of the Grantee’s obligations under any written agreement with the Company or any of its subsidiaries, including (without limitation) any restrictive covenants set forth in any such agreement.  Notwithstanding the foregoing, to the extent a Grantee is a party to an employment, consulting or advisory agreement, or similar agreement regarding the provision of services to the Company or any of its subsidiaries, and such agreement also defines “cause” or a similar term, then the meaning set forth in that agreement shall also be considered “Cause” for purposes of the Plan.

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(f)           “Change in Control” shall mean the date on which:

(i)          any person (a “Person”), as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company and/or its wholly owned subsidiaries; (B) any “employee stock ownership plan” (as that term is defined in Code Section 4975(e)(7)) or other employee benefit plan of the Company and any trustee or other fiduciary in such capacity holding securities under such plan; (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (D) any other Person who, within the one-year period prior to the event which would otherwise be a Change in Control, is an executive officer of the Company or any group of Persons of which he or she voluntarily is a part), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities or such lesser percentage of voting power, but not less than 20%, as determined by the Committee;

(ii)         the consummation of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company’s Common Stock would be converted into cash, securities, and/or other property occurs, other than a merger of the Company in which holders of Common Stock immediately prior to the merger have either the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had in the Common Stock immediately before or have a majority of the combined voting power of the surviving corporation; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or earning power of the Company occurs; or

(iii)        the Company’s shareholders or the Company’s Board shall approve the liquidation or dissolution of the Company.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

(g)          “Code” shall mean the Internal Revenue Code of 1986, as amended. For purposes of the Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(h)          “Committee” shall mean a committee or subcommittee of the Board to whom authority has been granted by the Board to make determinations with regard to the Plan, which committee or subcommittee shall consist of at least two persons, each of whom is intended to be an “outside independent director” to the extent required by the rules and regulations of the Nasdaq Stock Market, and an “outside director” to the extent required by Section 162(m) of the Code.  With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.  The fact that a Committee member shall fail to qualify under any of the requirements of this paragraph shall not invalidate an Award if the Award is otherwise validly made under the Plan.  The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

(i)          “Common Stock” shall mean the common stock, $.01 par value, of the Company.

(j)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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(k)          “Fair Market Value” means, with respect to the applicable date, the last reported sales price for a share of Common Stock as quoted on the principal stock exchange on which the Common Stock is traded for that date; provided, however, if no such sales are made on such date, then on the next preceding date on which there are such sales; provided, further, however, if the Common Stock is not then traded on a stock exchange but is traded in an over-the-counter market, the Fair Market Value as of such date shall be the average of the closing bid and asked prices for a share of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices on such date, then on the next preceding date on which there are such closing bid and asked prices). If for any day the Fair Market Value of a share of Common Stock is not determinable by the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee under a method that complies with Code Sections 422 and 409A.

(l)          “Grantee” shall mean any person who holds an Award under the Plan.

(m)         “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the Award Agreement by which it is evidenced.

(n)          “Nonstatutory Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(o)          “Option” shall mean an Incentive Stock Option or a Nonstatutory Stock Option.

(p)           “Other Stock-Based Award” shall mean an award payable in shares of Common Stock as provided in Section 16 of the Plan.

(q)          “Performance Goals” shall mean the performance-based vesting criteria and measures of performance of the Company and/or its subsidiaries as more fully described in Section 6 of the Plan and Exhibit A hereto.

(r)           “Reporting Person” shall mean an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(s)          “Restricted Stock” shall mean an award of shares of Common Stock that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 14 of the Plan.

(t)           “Restricted Stock Units” shall mean an award of a unit consisting of one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock of the Company on the date of vesting, or a combination thereof, that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 15 of the Plan.

(u)           “Retirement” shall mean a Grantee’s Termination of Service, with the approval of the Committee, as determined in its sole discretion, after attainment of age 59½, when the Grantee does not intend to continue gainful employment.

(v)          “Section 162(m) of the Code” shall mean the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

(w)          “Section 409A of the Code” shall mean the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

(x)          “Securities Act” shall mean the Securities Act of 1933, as amended.

(y)          “Stock Appreciation Right” or “SAR” shall mean a right to receive payment of the appreciated value of shares of Common Stock as provided in Section 9 of the Plan.

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(z)          “Stock Award” shall mean an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit award, a Stock Appreciation Right or Other Stock-Based Award.

(aa)         “Termination of Service” shall mean (i) with respect to an Award granted to an employee, the termination or expiration of the employment relationship between the employee and the Company and all subsidiaries, regardless of the reason for such termination or expiration; (ii) with respect to an Award granted to a non-employee director, the cessation of the provision of services as a director of the Company; and (iii) with respect to an Award granted to a consultant, the termination or expiration of the consulting arrangement between the consultant and the Company, regardless of the reason for such termination or expiration; provided, however, that if a Grantee’s status changes from employee, non-employee director or consultant to any other status eligible to receive an Award under the Plan, the Committee may provide that no Termination of Service occurs for purposes of the Plan until the Grantee’s new status with the Company, its parent and all subsidiaries terminates or expires.  For purposes of this paragraph, if a Grantee is an employee of a subsidiary or parent and not the Company, the Grantee shall incur a Termination of Service when such entity ceases to be a subsidiary or parent, unless the Committee determines otherwise.

3.             Administration.  The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Code Section 162(m) and 16b-3 Award requirements referred to in Section 2(g) of the Plan.  If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers at the Senior Vice President level or higher) to make Awards to eligible participants who are not Reporting Persons (or other permitted officers whom the Committee has specifically authorized to make Awards).  Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its subsidiaries.  The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions.  The Plan is intended to comply with the applicable provisions of Section 162(m) of the Code with respect to Awards intended to be “performance-based,” and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.  The receipt of an Award by any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

4.             Shares Subject to the Plan.

(a)          The shares subject to Awards granted under the Plan shall be the Common Stock, whether authorized but unissued or held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan.  The maximum number of shares of Common Stock which may be issued pursuant to Awards granted under the Plan (all of which may be issued pursuant to the issuance of Incentive Stock Options) shall not exceed in the aggregate 4,250,000 shares.  Subject to the following limits:

(i)          no Grantee shall be granted during any one calendar year Options entitling such Grantee to purchase more than 300,000 shares of Common Stock;

(ii)         no Grantee shall be granted during any one calendar year Stock Appreciation Rights entitling such Grantee to appreciation with respect to more than 300,000 shares of Common Stock; and

(iii)        the aggregate number of shares of Common Stock subject to performance-based Awards granted to a Grantee during any one calendar year shall not exceed 300,000 shares of Common Stock.

Each limit in the preceding sentence shall be subject to adjustment in accordance with Section 17.

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(b)          The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Stock Awards granted under the Plan.  Any shares of Common Stock that are subject to Stock Awards that are not Options or SARs shall be counted against the maximum number of shares available for the purpose of Awards as 2.5 shares for every share granted.  In the event any Option or SAR granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Awards under the Plan.  In the event any shares of Restricted Stock or Restricted Stock Units are forfeited for any reason or the right to receive any Other Stock-Based Award that is not an Option or SAR is terminated for any reason, the shares related thereto, at the rate of 2.5 shares for every share forfeited, shall again be available for Awards under the Plan.  In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Section 12(b) or 29 hereof, the number of shares of Common Stock available for the purpose of Stock Awards under the Plan shall be reduced by (a) the total number of shares underlying the Options or SARs exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Grantee as the result of a net settlement, (b) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Stock Award, and (c) any shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option or SAR exercise price, which shares shall be counted in the same manner as set forth above based on the Stock Awards to which they relate.

5.             Participation.  The class of individuals and entities that shall be eligible to receive Awards and become Grantees under the Plan shall be (a) with respect to Incentive Stock Options, all employees of either the Company or any subsidiary corporation of the Company, (b) with respect to Nonstatutory Stock Options, all employees and non-employee directors of, and consultants and advisors to, the Company or any subsidiary corporation of the Company, and (c) with respect to all other Awards, all employees and non-employee directors of, and consultants and advisors to, either the Company or any parent or subsidiary entity of the Company; provided, however, no Award shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned, directly or indirectly, by a natural person), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  The Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Awards shall be granted, and the number of shares to be covered by each Award grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Committee may deem relevant.  For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Award granted to such individual shall not be exercisable or vest, in whole or in part, for a period of at least one year from the date of grant and, in the event the individual does not commence employment with the Company or any such parent or subsidiary, the Award granted shall be considered null and void.

6.             Award Agreement.  Each Award granted under the Plan shall be authorized by the Committee, and shall be evidenced by an Award Agreement as is approved by the Committee.  The Award Agreement shall specify the number of shares of Common Stock as to which a Stock Award is granted, the period during which any Option or SAR is exercisable and the option or base price per share thereof, the vesting periods for any Restricted Stock, Restricted Stock Units or Other Stock-Based Award, any Performance Goals and any such other terms and provisions as the Committee may deem necessary or appropriate; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code (other than Options or SARs), any applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto and no such Awards other than Options or SARs shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

7.             Incentive Stock Options.  The Committee may grant Incentive Stock Options under the Plan which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

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(a)          No Incentive Stock Option shall be granted to individuals other than employees of the Company or a subsidiary corporation of the Company.

(b)          The option price of the shares subject to any Incentive Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a “10% Stockholder”), the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted.

(c)          No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant; provided, however, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five years from the date of its grant.  Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

(d)          For purposes of determining stock ownership under this Section 7, the attribution rules of Section 424(d) of the Code shall apply.

8.             Nonstatutory Stock Options.  The Committee may grant Nonstatutory Stock Options under the Plan.  Nonstatutory Stock Options shall be subject to the following terms and conditions:

(a)          A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 5 hereof.

(b)          The option price of the shares subject to a Nonstatutory Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Nonstatutory Stock Option is granted.

(c)          No Nonstatutory Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

9.             Stock Appreciation Rights.

(a)          The Committee may grant Stock Appreciation Rights to such persons eligible under the Plan as the Committee may select from time to time.  SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan, provided the Award Agreement shall provide for a minimum one-year vesting period (subject to acceleration pursuant to the Plan or any separate agreement between the Grantee and the Company, if any). Subject to the terms and conditions of the Award Agreement, a SAR shall entitle the Grantee to exercise the SAR, in whole or in part, in exchange for a payment of shares of Common Stock, cash or a combination thereof, as determined by the Committee and provided for in the Award Agreement, equal in value to the excess of the Fair Market Value of the shares of Common Stock underlying the SAR, determined on the date of exercise, over the base amount set forth in the Award Agreement for the shares of Common Stock underlying the SAR, which base amount shall not be less than the Fair Market Value of such Common Stock, determined as of the date the SAR is granted.  The Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company’s obligation for withholding taxes with respect to such payment.

(b)          No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

(c)          All references in the Plan to “Options” in Sections 10, 11, 12 and 20 below shall also be deemed to refer to “SARs” as applicable.

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10.           Transferability of Options and SARs.

(a)          No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him or her.

(b)          Notwithstanding Section 10(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during a Grantee’s lifetime, upon the approval of the Committee, to a Grantee’s “family members” (as such term is defined in Rule 701(c)(3) of the Securities Act and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order.  The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such Option pursuant to the transfer.  The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Committee may deem appropriate.  As used in the Plan, the terms “Grantee” (when referring to an Option recipient) and “holder of an Option” shall refer to the grantee of the Option and not any transferee thereof.

11.           Effect of Termination of Employment or Death on Options.

(a)          Unless otherwise provided in the Award Agreement, in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company, or voluntary termination by the Grantee other than Retirement or permanent and total disability (within the meaning of Section 23(e) of the Code) (“Permanent Disability”), while such Grantee holds Options under the Plan, all unvested Options held by such Grantee shall expire immediately upon such Termination of Service.  In the event a Grantee incurs a Termination of Service because of involuntary termination by the Company for Cause, all vested Options held by such Grantee shall expire immediately upon such Termination of Service for Cause.

(b)          Unless otherwise provided in the Award Agreement, if a Grantee incurs a Termination of Service due to Retirement or because of involuntary termination without Cause, while such Grantee holds unvested Options under the Plan, then such unvested Options shall vest pro rata at the time employment terminates based upon the percentage of the year such Grantee worked in the year in which such Retirement or termination without Cause occurs.

(c)          Unless otherwise provided in the Award Agreement, if a Grantee incurs a Termination of Service due to Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Options under the Plan, then such unvested Options shall continue to vest for the period ending upon the earlier of (A) the stated vesting date(s) or (B) the date occurring one (1) year after the date of such Termination of Service or the Grantee’s death, as the case may be.

(d)          Unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Options (or Options that will become exercisable pursuant to subsection (c) above), incurs a Termination of Service due to Permanent Disability or dies prior to Termination of Service, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee or the executor or administrator of such Grantee’s estate or by the person or persons to whom the deceased Grantee’s rights thereunder shall have passed by will or by the laws of descent or distribution, as applicable, until the earlier of (A) its stated expiration date or (B) the date occurring one (1) year after the Grantee’s Termination of Service or date of death.  Notwithstanding the foregoing, in the event the Company is a party to an employment, consulting or advisory agreement with a Grantee and such agreement provides for termination of employment or engagement based upon a disability or other incapacity, then, for such Grantee, a termination of employment or engagement for disability or other incapacity pursuant to the provisions thereof shall be considered to be a termination based upon Permanent Disability for purposes hereof.  Furthermore, notwithstanding the foregoing, with respect to Awards that are subject to Section 409A of the Code, Permanent Disability shall mean that a Grantee is disabled under Section 409A(a)(2)(c)(i) or (ii) of the Code.

(e)          Except as otherwise provided in subsection (a) and unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Options (or Options that will become exercisable pursuant to subsection (b) above), incurs a Termination of Service because of Retirement, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring five (5) years after the date of such Termination of Service.

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(f)          Unless otherwise provided in the Award Agreement, if a Grantee while holding exercisable Options incurs a Termination of Service because of a voluntary resignation, other than Retirement or Permanent Disability, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring ninety (90) days after such Termination of Service.

(g)          Unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Options incurs a Termination of Service because of an involuntary termination by the Company or any parent or subsidiary corporation of the Company without Cause, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) ninety (90) days after the date of such Termination of Service.

(h)          The Committee may accelerate the date as of which an Option becomes exercisable, or extend the exercise period of an Option up to its stated expiration date, if the Committee in its discretion deems such acceleration or extension to be desirable.

(i)          For purposes of this Section 11, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed 90 days, or, if longer, so long as his right to reemployment is guaranteed either by Applicable Law or by contract.

12.           Exercise of Options.

(a)          Unless otherwise provided in the Award Agreement, any Option granted under the Plan shall, subject to vesting, be exercisable in whole at any time, or in part from time to time, prior to the Option’s expiration, provided the Award Agreement shall provide for a minimum one-year vesting period (subject to acceleration pursuant to the Plan or any separate agreement between the Grantee and the Company, if any).  The Committee, in its absolute discretion, may provide in any Award Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.  In addition, in the event that under any Award Agreement the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

(b)          An Option granted under the Plan shall be exercised by the delivery by the holder thereof to a Plan administrator designated by the Company, or if no Plan administrator is so designated, to the Company at its principal office (attention of the Secretary), of written notice of the number of shares with respect to which the Option is being exercised.  Such notice shall be accompanied, or followed within five days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder’s delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the Fair Market Value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Committee in its sole discretion).  Alternatively, if provided for in the Award Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a Fair Market Value (which shall be determined as of the date of exercise) equal to the exercise price of the Option being exercised.

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13.           Further Conditions of Exercise of Options.

(a)          Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b)          If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq Global Select Market, the Company shall not be obligated to deliver any Common Stock pursuant to the Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to the Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.  The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

14.           Restricted Stock Grants.

(a)          The Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 5 hereof.

(b)          In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 14(b) shall apply to grants of Restricted Stock made by the Committee:

(i)          No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

(ii)         Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Committee, as provided for in the Award Agreement, provided the Award Agreement shall provide for a minimum one-year vesting period (subject to acceleration pursuant to the Plan or any separate agreement between the Grantee and the Company, if any).  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (A) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company for Cause, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds Restricted Stock under the Plan, all unvested Restricted Stock held by such Grantee shall forfeit immediately upon such Termination of Service, or (B) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability or involuntary termination by the Company or any parent or subsidiary corporation of the Company without Cause, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Restricted Stock under the Plan, such unvested Restricted Stock shall, (I) if they are not performance-based, (y) vest immediately with respect to Retirement, Permanent Disability or death, or (z) vest pro rata based upon the percentage of the year the Grantee worked in the year in which an involuntary termination without Cause occurs, and (II) if they are performance-based, vest on a pro-rata basis based upon performance through the calendar quarter immediately preceding the date of such Termination of Service or the Grantee’s death, as the case may be.  All forfeited Restricted Stock shall be returned to the Company.

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(c)          In determining the vesting requirements with respect to a grant of Restricted Stock, the Committee may impose such restrictions on any shares granted as it may deem advisable, including, without limitation, restrictions relating to length of service, corporate performance, attainment of group Performance Goals, federal or state securities laws, and Section 162(m) of the Code, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.  With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.

(d)          Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares.  After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

(e)          During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so restricted.  However, if any such dividends or distributions are paid in shares of Company stock or other property during an applicable period of restriction, the shares and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued.  Moreover, the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

(f)          Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

15.           Restricted Stock Units.

(a)          The Committee may grant Restricted Stock Units under the Plan to any individual or entity eligible to receive Restricted Stock Units pursuant to clause (b) of Section 5 hereof.  A Restricted Stock Unit entitles the Grantee to receive one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof, with respect to each Restricted Stock Unit that vests in accordance with the terms of the Award Agreement and the Plan.  Any fractional Restricted Stock Unit shall be payable in cash. The Committee, in its sole discretion, shall determine the form of payment.

(b)          In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 15(b) shall apply to grants of Restricted Stock Units made by the Committee:

(i)          Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

(ii)         Grants of Restricted Stock Units shall vest as determined by the Committee, as provided for in the Award Agreement, provided the Award Agreement shall provide for a minimum one-year vesting period (subject to acceleration pursuant to the Plan or any separate agreement between the Grantee and the Company, if any).  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (A) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company for Cause, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds Restricted Stock Units under the Plan, all unvested Restricted Stock Units held by such Grantee shall forfeit immediately upon such Termination of Service, or (B) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability or involuntary termination by the Company or any parent or subsidiary corporation of the Company without Cause, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Restricted Stock Units under the Plan, such unvested Restricted Stock Units shall, (I) if they are not performance-based, (y) vest immediately with respect to Retirement, Permanent Disability or death, or (z) vest pro rata based upon the percentage of the year the Grantee worked in the year in which an involuntary termination without Cause occurs, and (II) if they are performance-based, vest on a pro-rata basis based upon performance through the calendar quarter immediately preceding the date of such Termination of Service or the Grantee’s death, as the case may be.

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(c)          In determining the vesting requirements with respect to a grant of Restricted Stock Units, the Committee may impose such restrictions as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of group Performance Goals, federal or state securities laws, and Section 162(m) of the Code.  With regard to a Restricted Stock Unit award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.

(d)          The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of Restricted Stock Units standing to the credit of the Grantee.

(e)          On each date that the Company pays a dividend or other distribution in cash to holders of Common Stock, unless otherwise determined by the Committee, the Company shall accrue on behalf of the Grantee an amount in cash equal to (1) the number of Restricted Stock Units credited to the Grantee’s bookkeeping account on such date, multiplied by (2) the dollar amount of the per share cash dividend.  Any such accrued amount shall remain subject to the same restrictions as the related Restricted Stock Units and any accrued amounts shall be paid to the Grantee in cash (without interest) on the date of vesting of the Restricted Stock Units to which such amount relates.

16.           Other Stock-Based Awards.

(a)          The Committee may grant Other Stock-Based Awards to such persons eligible under the Plan as the Committee may select from time to time.  Other Stock-Based Awards shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan.  Upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement, Other Stock-Based Awards may entitle the recipient to receive actual shares of Common Stock, as provided by the Committee in the Award Agreement.  Prior to the date on which Other Stock-Based Awards are required to be paid under an Award Agreement, the Other Stock-Based Award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

(b)          The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Award is intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Award based on a performance period applicable to each Grantee or class of Grantees in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain.  Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.  To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(c)          Payments or Shares granted pursuant to Other Stock-Based Awards shall vest as determined by the Committee, as provided for in the Award Agreement.  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (i) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company for Cause, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds Other Stock-Based Rights under the Plan, all unvested rights to Other Stock-Based Awards held by such Grantee shall forfeit immediately upon such Termination of Service, or (B) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability or involuntary termination by the Company or any parent or subsidiary corporation of the Company without Cause, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Other Stock-Based Rights under the Plan, such unvested Other Stock-Based Rights shall, (I) if they are not performance-based, (y) vest immediately with respect to Retirement, Permanent Disability or death, or (z) vest pro rata based upon the percentage of the year the Grantee worked in the year in which an involuntary termination without Cause occurs, and (II) if they are performance-based, vest on a pro-rata basis based upon performance through the calendar quarter immediately preceding the date of such Termination of Service or the Grantee’s death, as the case may be.

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17.           Adjustment Upon Change in Capitalization.

(a)          In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price or base amount per share subject to outstanding Options, in the number of shares issuable pursuant to other outstanding Awards, and in any limitation on exercisability referred to in Section 12(a)(ii) hereof which is set forth in outstanding Incentive Stock Options.  If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 20 or Section 21 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option, and the Grantee of any other Award shall be entitled to receive upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement with respect to the Award, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares underlying his Option or subject to the Award; provided, however, that, in such event, the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, that in such event the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

(b)          Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option, or the unissued shares subject to an outstanding Award, granted hereunder.  If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

18.           Rights of Grantees.  The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by his Option until such Common Stock shall be transferred to him or her upon the exercise of his Option.  Unless otherwise provided in the Award Agreement or the Plan, the recipient of any other Award under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by the Award until the date, if any, on which the Grantee is entitled to receive the Common Stock pursuant to the Award Agreement.

19.           Restrictions Upon Shares; Right of First Refusal.

(a)          The provisions of this Section 19 shall be of no force or effect during such time that the Company is subject to the reporting requirements of the Exchange Act pursuant to Section 13 or 15(d) thereof and shall be subject to the provisions of any and all agreements hereafter entered into to which both the Company and any Grantee are parties that provide for a right of first refusal with respect to the Disposition of Shares.

(b)          No Grantee shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock, Restricted Stock Units or pursuant to Other Stock-Based Awards (collectively, the “Shares”), or of any beneficial interest (collectively a “Disposition”), except as permitted by and in accordance with the provisions of the Plan.  The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Grantee desiring to make such Disposition shall have complied with the provisions of the Plan.  A sale, assignment, transfer or other disposition of a beneficial interest in shares of Common Stock would constitute a Disposition hereunder if such transaction would cause the transferee of such interest to become a “beneficial owner” as determined under Rule 13d-3 of the Exchange Act.

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(c)          No Grantee shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

(d)          If, at any time, a Grantee desires to make a Disposition of any of the Shares (the “Offered Shares”) to any third-party individual or entity pursuant to a bona fide offer (the “Offer”), he shall give written notice of his intention to do so (“Notice of Intent to Sell”) to the Company, which notice shall specify the name(s) of the offeror(s) (the “Proposed Offeror(s)”), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction.  Thereupon, the Company shall have the option to purchase from the Grantee all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.

(e)          If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Grantee within 30 days following receipt of the Notice of Intent to Sell.

(f)          The closing of any purchase and sale of the Offered Shares shall take place 60 days following receipt by the Company of the Notice of Intent to Sell.

(g)          If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (e) hereof, no Shares may be purchased by the Company, and the Grantee shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer.  If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of 120 days after the Grantee gives a Notice of Intent to Sell, such Shares may not thereafter be sold without repeating compliance with the provisions hereof.

(h)          All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

“The shares represented by this certificate are subject to the provisions of the Aceto Corporation 2015 Equity Participation Plan, a copy of which is on file at the offices of the Company.”

20.           Liquidation, Merger or Consolidation. Notwithstanding Section 12(a) hereof, if the Board approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within 20 business days following the date of such notice or it will be terminated.  In the event such notice is given, the Option shall become immediately exercisable in full.

21.           Change in Control.

(a)          Subject to subsection (g) below, upon the occurrence of a Change in Control, all Options and SARs granted and outstanding under the Plan to a Grantee shall become immediately exercisable in full regardless of any terms of such Award to the contrary; provided, however, that the extent to which an Option or SAR is exercisable shall not be increased under this Section if the Grantee incurred a Termination of Service before the Change in Control.

(b)          Subject to subsection (g) below, upon the occurrence of a Change in Control, the restrictions described in Section 14(b) shall lapse with respect to all Restricted Stock, other than performance Restricted Stock where lapse of restrictions is based on attaining Performance Goals, which are outstanding on the date of the Change in Control; provided, however, that this Section shall not apply and the provisions of Section 14(b)(ii)(A) shall apply to a Grantee who before the Change in Control incurred a Termination of Service because of a voluntary resignation (other than a Retirement or Permanent Disability), or an involuntary termination by the Company.

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(c)          Subject to subsection (g) below, upon the occurrence of a Change in Control, the restrictions described in Section 15(b) shall lapse with respect to all Restricted Stock Units, other than Restricted Stock Units where lapse of restrictions is based on attaining Performance Goals which are outstanding on the date of the Change in Control; provided, however, that this Section shall not apply and the provisions of Section 15(b)(ii)(A) shall apply to a participant who before the Change in Control incurred a voluntary Termination of Service (other than a Retirement or Permanent Disability), or an involuntary termination by the Company.

(d)          Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to Restricted Stock where lapse of restrictions is based on attaining Performance Goals that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 14(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee (or his or her beneficiary) the pro rata portion of the Grantee’s Stock with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable performance period) of the Restricted Stock for which the restrictions described in Section 14(b) would have lapsed had the Change in Control not occurred, and the target level of the Performance Goals been achieved for the applicable performance period.

(e)          Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to a Restricted Stock Unit where lapse of restrictions is based on attaining Performance Goals that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 15(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee described in subsection (a) (or his or her beneficiary) the pro rata portion of the Grantee’s Restricted Stock Units with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable performance period) of the Restricted Stock Unit for which the restrictions described in Section 15(b) would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable performance period.

(f)          Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to any Other Stock-Based Award that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 16(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee described herein (or his or her beneficiary) the pro rata portion of the Grantee’s Other Stock-Based Award, as applicable, with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable Performance period) of the Other Stock-Based Award for which the restrictions described in Section 16(b) would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable performance period.

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(g)          Notwithstanding anything to the contrary set forth in this Section 21, unless otherwise provided in an Award Agreement, no acceleration of vesting or exercisability or lapsing of restrictions shall occur with respect to an Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Award shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 17 hereof, provided that no rights of the Grantee are reduced pursuant to such continuation, assumption, substitution, or treatment in accordance with Section 17 hereof.

22.           Effectiveness of the Plan.  The Plan shall be effective upon approval of the Company’s stockholders in accordance with Applicable Law (“Stockholder Approval”).  In the event Stockholder Approval is not obtained within one year of the date of Board approval of the Plan, all Awards that may have been granted hereunder, if any, shall become null and void.

23.           Termination, Modification and Amendment.

(a)          The Plan (but not Awards granted under the Plan) shall terminate on the tenth anniversary of the date of the Plan’s initial adoption by the Board (the “Termination Date”), or sooner as hereinafter provided, and no Award shall be granted after termination of the Plan.  The foregoing shall not be deemed to limit the vesting period for Awards granted pursuant to the Plan.

(b)          The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

(c)          Notwithstanding paragraph (b) hereof, the Board may at any time, on or before the Termination Date, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 17 hereof) the maximum number of shares that may be issued pursuant to Incentive Stock Options, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to Applicable Law, regulation or exchange requirements including, without limitation, Section 162(m) of the Code.  In the event Stockholder Approval is not received within one year of adoption by the Board of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Award Agreement (but subject to Applicable Law), the change and all Awards that may have been granted pursuant thereto shall be null and void.

(d)          Notwithstanding the authority and discretion of the Committee, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(e)          No termination, modification, or amendment of the Plan may, without the consent of the Grantee to whom any Award shall have been granted, materially adversely affect the rights conferred by such Award.

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24.           Not a Contract of Employment.  Nothing contained in the Plan or in any Award Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

25.           Use of Proceeds.  The proceeds from the sale of shares of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

26.           Indemnification of Board or Committee.  In addition to such other rights of indemnification as they may have, the members of the Board or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under Applicable Law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.  Upon the institution of any such action, suit, or proceeding, the member or members of the Board or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

27.           Captions.  The use of captions in the Plan is for convenience.  The captions are not intended to provide substantive rights.

28.           Disqualifying Dispositions.  If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Grantee upon the exercise thereof, or is otherwise disposed of in a manner that results in the Grantee being required to recognize ordinary income, rather than capital gain, from the disposition (a “Disqualifying Disposition”), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

29.           Withholding Taxes.

(a)          Subject to subsections (b) and (c) herein, whenever under the Plan shares of Common Stock are to be delivered to a Grantee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, the Company shall be entitled to require as a condition of delivery that the Grantee remit or, at the discretion of the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee’s portion of any employment tax requirements relating thereto.

(b)          Unless a Grantee makes a timely written election in accordance with subsection (c) hereof, the Committee shall require that all holders of Nonstatutory Stock Options or Grantees of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards use shares of Common Stock in payment and satisfaction of all of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of any other such Award.  Such payment shall be made by such holders or Grantees in either or both of the following formats:

(i)          The Company shall withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option, or otherwise deliverable as a result of the grant or vesting of Restricted Stock or the settlement of Restricted Stock Units, or the satisfaction of the conditions, limitations and restrictions with respect to or settlement of Other Stock-Based Awards, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed 100% of the statutory minimum amount) designated by the holder.

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(ii)         The Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested or upon the settlement of Restricted Stock Units, or the satisfaction of the conditions, limitations and restrictions with respect to or settlement of Other Stock-Based Awards, shall accept as payment from the holder one or more shares of Common Stock previously acquired by such holder (other than in connection with the Option exercise or Restricted Stock, Restricted Stock Unit or Other Stock-Based Award grant triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

(c)          Holders of Nonstatutory Stock Options or Grantees of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards may elect to remit when due an amount in cash sufficient to satisfy all current or estimated Federal, state and local income tax withholding requirements, including, without limitation, the employee’s portion of any employment tax requirements relating thereto by making payment directly to the Company or by such means permitted by the Company other than those set forth in subsection (b) hereof.  Such election and payment of withholding taxes shall be made in accordance with procedures and guidelines adopted by the Committee.

30.           Other Provisions.  Each Award under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.  Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

31.           Governing Law; Jurisdiction and Venue.  The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.  As a condition to receiving an Award under the Plan, the Award Agreement shall provide that the Grantee and the Company: (a) consent to the exclusive jurisdiction and venue of the federal and state courts located in New York, New York in any action arising out of or relating to the Plan; (b) waive any objection they might have to jurisdiction or venue of such forums or that the forum is inconvenient; and (c) agree not to bring any such action in any other jurisdiction or venue to which either party might be entitled by domicile or otherwise.

32.           Section 409A of the Code.  Although the Company does not guarantee the particular tax treatment of Awards granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award Agreement hereunder shall be limited, construed and interpreted in accordance with such intent.  To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  In no event whatsoever shall the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a Grantee by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code Section 409A or this Section 32. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to any Award granted under the Plan that constitutes "non-qualified deferred compensation" pursuant to Section 409A of the Code (a “409A Covered Award”):

(a)          A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Grantee’s employment unless such termination is also a "Separation from Service" within the meaning of Code Section 409A and, for purposes of any such provision of 409A Covered Award, references to a "termination," "termination of employment" or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Grantee is deemed on the date of the Grantee’s Termination of Service to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Grantee’s Separation from Service, and (ii) the date of the Grantee’s death (the “Delay Period”). All payments delayed pursuant to this Section 32 shall be paid to the Grantee on the first day of the seventh month following the date of the Grantee’s Separation from Service or, if earlier, on the date of the Grantee’s death.

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(b)          Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(c)          Whenever a 409A Covered Award is payable upon a Change in Control, notwithstanding anything in the Plan to the contrary, (i) payment shall only occur if such Change in Control constitutes a “change in control event” under Section 409A of the Code, (ii) the Committee’s discretion under Section 2(e)(i) above to apply a lesser percentage of voting power shall not apply, and (iii) the provisions of Section 21(g) of the Plan shall not apply to the 409A Covered Award unless the occurrence of the Change in Control is a condition on payment that constitutes a substantial risk of forfeiture (within the meaning of Section 409A of the Code) and then solely to the extent permitted by Section 409A of the Code.

(d)          If under the 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

33.           Forfeiture and Compensation Recovery.  Awards and any compensation directly attributable to an Award may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law.  Any Award Agreement, notwithstanding Section 23, may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

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Exhibit A

PERFORMANCE GOALS

Performance Goals for the purposes of the vesting of performance-based Awards shall be based upon one or more of the following business criteria (which may be determined for these purposes by reference to (i) the Company as a whole, (ii) any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or (iii) any combination thereof, and which may be modified at the discretion of the Committee to take into account significant nonrecurring items, or event or events either not directly relating to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, or which may be adjusted to reflect such costs or expense as the Committee deems appropriate):

•	profit before taxes,
•	stock price,
•	changes (or the absence of changes) in the per share stock price,
•	total shareholder return,
•	the Company’s published ranking against its peer group of companies based on total shareholder return,
•	market share,
•	gross revenue,
•	net revenue,
•	net income,
•	pre-tax income,
•	after-tax income,
•	earnings before or after any one or more of interest, taxes, depreciation and amortization (EBITDA),
•	operating income,
•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital,
•	earnings per share (basic or diluted),
•	return on equity,
•	return on invested capital or assets (gross or net),
•	return on sales, cash, funds or earnings available for distribution,
•	return on revenues or productivity
•	cost targets, reductions and savings, productivity and efficiencies,
•	operating expenses,
•	implementation or completion of critical projects or processes,
•	dividends paid (assuming full reinvestment of dividends) during the applicable period,
•	net earnings growth,
•	increase in revenues,
•	total revenue growth,
•	economic value created,
•	operating margin or profit margin,
•	net earnings,
•	strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons,
•	objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and
•	any combination of, or a specified increase or improvement in, any of the foregoing.

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